FIXED INCOME                              Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)














PROSPECTUS   NOVEMBER 29, 2005
--------------------------------------------------------------------------------

             DELAWARE AMERICAN GOVERNMENT BOND FUND
             INSTITUTIONAL CLASS





























The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                                         PAGE
Delaware American Government Bond Fund

HOW WE MANAGE THE FUND                                               PAGE
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Disclosure of portfolio holdings information


WHO MANAGES THE FUND                                                 PAGE
Investment manager
Portfolio managers
Who's who?

ABOUT YOUR ACCOUNT                                                   PAGE
Investing in the Fund
How to buy shares
How to redeem shares
Account minimum
Exchanges

Frequent trading of Fund shares

Distribution, distributions and taxes
Certain management considerations

FINANCIAL HIGHLIGHTS                                                 PAGE

GLOSSARY                                                             PAGE

PROFILE: DELAWARE AMERICAN GOVERNMENT BOND FUND

WHAT IS THE FUND'S GOAL?
The Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in U.S. government securities including:
o  U.S. Treasury bills, notes and bonds;
o other debt securities issued or unconditionally guaranteed by the U.S. government or backed by the full faith and credit of the U.S. government; and
o debt issued or guaranteed by U.S. government agencies or instrumentalities, including debt obligations guaranteed by the Government National Mortgage Association, also known as GNMA, Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) and other mortgage-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. government debt obligations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We may also invest up to 20% of our net assets in high quality, non-government fixed-income securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. Mortgage-backed securities may experience increased pre-payments on the underlying mortgages if interest rates decline, which may require the Fund to reinvest in lower yielding securities. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors. For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


WHO SHOULD INVEST IN THE FUND
o  Investors with medium- or long-range goals.
o  Investors looking for regular income from their investments.
o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

WHO SHOULD NOT INVEST IN THE FUND
o  Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o  Investors seeking long-term growth of capital.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-year, five-year, and ten-year periods. The Institutional Class commenced operations on August 16, 1995. Return information for the Institutional Class for the periods prior to the time it commenced operations is calculated by taking the performance of the Fund's Class A shares and eliminating all sales and asset based charges that apply to Class A shares. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns below reflect an expense limitation and would be lower without the limitation.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

--------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------- ------------ -----------
          1995         1996         1997         1998         1999         2000         2001          2002         2003         2004
--------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------- ------------ -----------
        14.04%        3.12%        8.76%        7.40%       -2.30%       12.41%        7.50%        10.21%        2.40%        4.13%
--------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------- ------------ -----------

As of September 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of 2.10%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 5.12% for the quarter ended September 30, 2001 and its lowest quarterly return was -2.38% for the quarter ended June 30, 2004.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04

------------------------------------------------------------------- --------------- ----------- --------------------------
                                                                        1 YEAR       5 YEARS            10 YEARS
------------------------------------------------------------------- --------------- ----------- --------------------------
Return before taxes                                                     4.13%         7.26%               6.66%
------------------------------------------------------------------- --------------- ----------- --------------------------
Return after taxes on distributions                                     2.44%         5.14%               4.08%
------------------------------------------------------------------- --------------- ----------- --------------------------
Return after taxes on distributions and sale of Fund shares             2.66%         4.91%               4.06%
------------------------------------------------------------------- --------------- ----------- --------------------------
Lehman Brothers Government Bond Index
(reflects no deduction for fees, expenses, or taxes)                    3.48%         7.48%               7.46%
------------------------------------------------------------------- --------------- ----------- --------------------------


The Fund's returns above are compared to the performance of the Lehman Brothers Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of operating a mutual fund, such as the cost of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?

YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

------------------------------------------------------------- ------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price                   none
------------------------------------------------------------- ------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                          none
------------------------------------------------------------- ------------
Maximum sales charge (load) imposed on
reinvested dividends                                          none
------------------------------------------------------------- ------------
Redemption fees                                               none
------------------------------------------------------------- ------------
Exchange fees(1)                                              none
------------------------------------------------------------- ------------

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

------------------------------------------------------------ ------------
Management fees                                                 0.55%
------------------------------------------------------------ ------------
Distribution and service (12b-1) fees                            none
------------------------------------------------------------ ------------
Other expenses                                                  0.24%
------------------------------------------------------------ ------------
Total annual fund operating expenses                            0.79%
------------------------------------------------------------ ------------
Fee waivers and payments(2)                                    (0.04%)
------------------------------------------------------------ ------------
Net expenses(2)                                                 0.75%
------------------------------------------------------------ ------------

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------- -----------
1 year                   $77
----------------- -----------
3 years                 $248
----------------- -----------
5 years                 $435
----------------- -----------
10 years                $974
----------------- -----------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through November 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.


Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. government debt obligations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We may also invest up to 20% of our net assets in high quality, non-government fixed-income securities. The Fund invests in a mix of fixed-income securities, primarily those that are issued or guaranteed by the U.S. government. The Fund may also invest a portion of its assets in high-quality non-government securities. Through careful selection of bonds, we strive to provide high current income with emphasis on stability of principal.


We typically invest a significant portion of the Fund's assets in mortgage-related securities. When selecting mortgage-related securities for the portfolio, we carefully evaluate them based on their income potential but we generally also look for mortgages with characteristics that reduce the likelihood of prepayment by homeowners. Such characteristics might include low remaining balances, interest rates that are lower than current rates, or failure to prepay in a previous period of low interest rates.

The average effective duration of the Fund will typically be between four and six years. This is considered an intermediate range duration. By keeping the average effective duration in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-duration bonds generally offer us attractive income potential with lower price fluctuations than longer-term bonds.

This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------ --------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Treasury bills, notes and bonds   We may invest without limit in U.S. Treasury securities.
of varying maturities. U.S. Treasury securities are backed
 by the "full faith and credit" of the United States.
------------------------------------------------------------ --------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS: Securities issued or backed   Under normal circumstances, the Fund will invest at least
by U.S. government agencies or government-sponsored          80% of its net assets in U.S. government debt obligations.
corporations such as the Federal Housing Authority or the
Export-Import Bank. These securities may or may not be
backed by the full faith and credit of the U.S. government.
------------------------------------------------------------ --------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that     We may invest without limit in government-related
represent pools of mortgages, with investors receiving       mortgage-backed securities.
principal and interest payments as the underlying mortgage
loans are paid back. Many are issued and guaranteed          We may also invest without limit in privately issued
against default by the U.S. government or its agencies or    mortgage-backed securities if they are 100% collateralized
instrumentalities, such as the Federal Home Loan Mortgage    at the time of issuance by securities issued or guaranteed
Corporation, Federal National Mortgage Association and the   by the U.S. government, its agencies or instrumentalities.
Government National Mortgage Association. Others are         These privately issued mortgage-backed securities we invest
issued by private financial institutions, with some fully    in are either collateralized mortgage obligations (CMOs) or
collateralized by certificates issued or guaranteed by the   real estate mortgage investment conduits (REMICs).  We
U.S. government or its agencies or instrumentalities.        currently invest in these government-backed privately issued
                                                             CMOs and REMICs only if they are rated in the two highest
                                                             grades by a nationally recognized statistical rating
                                                             organization (NRSRO) at the time of purchase.

                                                             We may also invest in privately issued mortgage-backed
                                                             securities that are not collateralized by U.S. government
                                                             securities and are not directly guaranteed by the U.S.
                                                             government in any way. They are secured by the underlying
                                                             collateral of the private issuer. These include CMOs, REMICs and commercial mortgage-backed securities. We may invest in these securities only if they are rated in the highest quality category by an NRSRO. However, the Fund may not invest more than 20% of its net assets in high quality non-government
                                                             securities, which include these non-agency mortgage-backed securities.
------------------------------------------------------------ --------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts   We may invest only in asset-backed securities rated in the
receivable, including home equity, automobile or credit      highest quality category, such as AAA, by an NRSRO. However,
loans.                                                       we may not invest more than 20% of the Fund's net assets in high quality securities (including these asset-backed
                                                             securities) that are not government securities or do not use government securities as collateral.
------------------------------------------------------------ --------------------------------------------------------------

------------------------------------------------------------ --------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE NOTES AND BONDS: Debt obligations issued by a      We may invest in corporate notes and bonds that are rated A
corporation.                                                 or above by an NRSRO.  Our total holdings of high quality
                                                             non-government securities, including corporate notes and
                                                             bonds, may not exceed 20% of net assets.
------------------------------------------------------------ --------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF U.S. AND          We may invest in certificates of deposit and obligations
FOREIGN BANKS: Interest paying debt instruments issued by    from banks that have assets of at least one billion
a bank.                                                      dollars.  These instruments are subject to our 20% limit on non-government securities.
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt obligations      We may invest in commercial paper that is rated P-1 by
with maturities ranging from two to 270 days, issued by      Moody's and/or A-1 by S&P. These securities are subject to
companies.                                                   our 20% limit on non-government securities.
------------------------------------------------------------ --------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of       Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities,    investment for the Fund's cash position. In order to enter
in which the seller agrees to buy the securities back        into these repurchase agreements, the Fund must have
within a specified time at the same price the buyer paid     collateral of at least 102% of the repurchase price. The
for them, plus an amount equal to an agreed upon interest    Fund will only enter into repurchase agreements in which the
rate. Repurchase agreements are often viewed as equivalent   collateral is comprised of U.S. government securities.
to cash.
------------------------------------------------------------ --------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or     At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon   to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or    them. We might use options or futures to neutralize the
may not choose to go through with the transaction. The       effect of any price declines, without selling a bond or
seller of an option, however, must go through with the       bonds, or as a hedge against changes in interest rates. We
transaction if its purchaser exercises the option.           may also sell an option contract (often referred to as
                                                             "writing" an option) to earn additional income for the Fund.

Futures contracts are agreements for the purchase or sale    Use of these strategies can increase the operating costs of
of a security or a group of securities at a specified        the Fund and can lead to loss of principal.
price, on a specified date. Unlike purchasing an option,
a futures contract must be executed unless it is sold
before the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------ --------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose     We may invest in privately placed securities including those
resale is restricted under securities law.                   that are eligible for resale only among certain institutional buyers without registration, which are commonly known as
                                                             Rule 144A Securities. Restricted securities that are
                                                             determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is described below.
------------------------------------------------------------ --------------------------------------------------------------

------------------------------------------------------------ --------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
INTEREST RATE SWAP, INDEX SWAP AND CREDIT DEFAULT SWAP       We may use interest rate swaps to adjust a Fund's
AGREEMENTS: In an interest rate swap, a fund receives        sensitivity to interest rates or to hedge against changes in
payments from another party based on a variable or           interest rates. Index swaps may be used to gain exposure to
floating interest rate, in return for making payments        markets that a Fund invests in, such as the corporate bond
based on a fixed interest rate. An interest rate swap can    market. We may also use index swaps as a substitute for
also work in reverse with a fund receiving payments based    futures or options contracts if such contracts are not
on a fixed interest rate and making payments based on a      directly available to the Fund on favorable terms. We may
variable or floating interest rate. In an index swap, a      enter into credit default swaps in order to hedge against a
fund receives gains or incurs losses based on the total      credit event, to enhance total return or to gain exposure to
return of a specified index, in exchange for making          certain securities or markets.
interest payments to another party. An index swap can also
work in reverse with a fund receiving interest payments
from another party in exchange for movements in the total
return of a specified index. In a credit default swap, a
fund may transfer the financial risk of a credit event
occurring (a bond default, bankruptcy, restructuring,
etc.) on a particular security or basket of securities to
another party by paying that party a periodic premium;
likewise, a fund may assume the financial risk of a credit
event occurring on a particular security or basket of
securities in exchange for receiving premium payments from
another party. Interest rate swaps, index swaps and credit
default swaps may be considered to be illiquid.
------------------------------------------------------------ --------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready     We may invest up to 10% of total assets in illiquid
market and cannot be easily sold within seven days at        securities.
approximately the price that a fund has valued them.
------------------------------------------------------------ --------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on the securities listed in the table above.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, will generate additional income for the Fund.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that it holds these securities, the Fund may be unable to achieve it's investment objective.


PORTFOLIO TURNOVER
We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover rate can result in increased transaction costs and tax liability for investors, and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------- ------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,             Interest rate risk is the most significant risk for this Fund.
particularly bonds with maturities, will decrease in        In striving to manage this risk, we monitor economic conditions
value if interest rates rise.                               and the interest rate environment.  We keep the average maturity of the portfolio as short as is prudent, in keeping with our
Swaps may be particularly sensitive to interest rate        objective to provide high current income.
changes. Depending on the actual movements of interest
rates and how well the portfolio manager anticipates        We will not invest in swaps with maturities of more than two
them, a fund could experience a higher or lower return      years. Each business day we will calculate the amount the Fund
than anticipated.                                           must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.
----------------------------------------------------------- ------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the       We maintain a long-term investment approach and focus on high
securities in a certain market -- like the stock or bond    quality individual bonds that we believe can provide a steady
market -- will decline in value because of factors such     stream of income regardless of interim fluctuations in the bond
as economic conditions, future expectations or investor     market. We do not buy and sell securities for short-term
confidence. purposes.

Index swaps are subject to the same market risks as the     In evaluating the use of an index swap, we carefully consider
investment market or sector that the index represents.      how market changes could affect the swap and how that compares
Depending on the actual movements of the index and how      to us investing directly in the market the swap is intended to
well the portfolio manager forecasts those movements, a     represent.
fund could experience a higher or lower return than
anticipated.
----------------------------------------------------------- ------------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer (or     By focusing primarily on U.S. Treasury securities and other
an entity that insures the bond) will be unable to make     securities that are backed by the U.S. government, we minimize
timely payments of interest and principal.                  the possibility that any of the securities in our portfolio will not pay interest or principal.  U.S. government securities are generally considered to be of the highest quality.

                                                            When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.
----------------------------------------------------------- ------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot    We limit the percentage of the portfolio that can be invested in
be readily sold within seven days at approximately the      illiquid securities.
price that a fund has valued them.
                                                            U.S. Treasuries and other U.S. Government debt securities are typically the most liquid securities available. Therefore, liquidity risk may not be a significant risk for this Fund.
----------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------- ------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
PREPAYMENT RISK is the risk that the principal on a bond    Prepayment risk can be a significant risk to this Fund because
that a fund owns will be prepaid prior to maturity at a     we may invest a large percentage of our holdings in mortgage
time when interest rates are lower than what that bond      securities. Homeowners or others who have mortgages are more
was paying. The Fund would then have to reinvest that       likely to prepay them when interest rates are relatively low.
money at a lower interest rate.                             In order to manage this risk, when interest rates are low or when we anticipate that rates will be declining, we look for mortgage securities that we believe are less likely to be prepaid, such as those that have interest rates lower than current rates or have low remaining loan balances.
----------------------------------------------------------- ------------------------------------------------------------------
FUTURES AND OPTIONS RISK is the possibility that a fund     We will use options and futures for defensive purposes, such as
may experience a significant loss if it employs an          to protect gains in the portfolio without actually selling a
options or futures strategy related to a security or a      security, to neutralize the impact of interest rate changes or
market index and that security or index moves in the        to earn additional income. We will not use futures and options
opposite direction from what the portfolio manager          for speculative reasons or in an effort to enhance return.
anticipated.  Futures and options also involve additional
expenses, which could reduce any benefit or increase any
loss to a fund from using the strategy.
----------------------------------------------------------- ------------------------------------------------------------------
DERIVATIVES RISK is the possibility that a Fund may         We will use derivatives for defensive purposes, such as to
experience a significant loss if it employs a derivatives   protect gains or hedge against potential losses in the portfolio
strategy (including a strategy involving swaps such as      without actually selling a security, to neutralize the impact of
interest rate swaps, index swaps and credit default         interest rate changes, to affect diversification or to earn
swaps) related to a security or a securities index and      additional income. We will not use derivatives for reasons
that security or index moves in the opposite direction      inconsistent with our investment objectives.
from what the portfolio manager had anticipated. Another
risk of derivative transactions is the creditworthiness
of the counterparty because the transaction depends on
the willingness and ability of the counterparty to
fulfill its contractual obligations. Derivatives also
involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
----------------------------------------------------------- ------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

WHO MANAGES THE FUND


INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services to the Fund, the manager was paid 0.44% of average daily net assets for the last fiscal year, net of fee waivers.

A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the annual period ended July 31, 2005.


PORTFOLIO MANAGERS
Stephen R. Cianci and Paul Grillo have responsibility for making day-to-day investment decisions for the Fund.


STEPHEN R. CIANCI, CFA, Senior Vice President/Senior Portfolio Manager, began his career at Delaware Investments in1992 as an investment grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed securities analyst. Furthermore, he leads the intermediate and limited-term mandates. He is an adjunct professor of finance at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

PAUL GRILLO, CFA, Senior Vice President/Senior Portfolio Manager, is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments in 1992, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

The Statement of Additional Information for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                BOARD OF TRUSTEES
INVESTMENT MANAGER                                                 CUSTODIAN
Delaware Management Company                                        JPMorgan Chase Bank
2005 Market Street                                                 4 Chase Metrotech Center
Philadelphia, PA 19103-7094         THE FUND                       Brooklyn, NY 11245

             DISTRIBUTOR                       SERVICE AGENT
             Delaware Distributors, L.P.       Delaware Service Company, Inc.
             2005 Market Street                2005 Market Street
             Philadelphia, PA 19103-7094       Philadelphia, PA 19103-7094


             FINANCIAL INTERMEDIARY WHOLESALER
             Lincoln Financial Distributors, Inc.
             2001 Market Street
             Philadelphia, PA  19103-7055

PORTFOLIO MANAGERS
(see page [__] for details)

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware American Government Bond Fund relies on certain exemptive rules created by the SEC, that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR)(SM) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution, including mutual funds managed by the Fund's investment manager, is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and its possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded in U.S. markets only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently to the extent it invests in securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You may also fax your written request to 267 256-8990. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and after we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.


HOUSEHOLDING
If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.


EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

PORTFOLIO HOLDINGS
The Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Fund's website www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

------------------------------------------------------------------- ------------------------------------------------------------
DELAWARE AMERICAN GOVERNMENT BOND FUND                                                                      INSTITUTIONAL CLASS
                                                                                                                YEAR ENDED 7/31
------------------------------------------------------------------- ------------------------------------------------------------
                                                                          2005        2004         2003     2002(1)        2001
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------

------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.660     $7.6700       $7.750      $7.590      $7.170
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------

------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Net investment income                                                    0.286       0.233        0.272       0.361       0.454
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Net realized and unrealized gain on investments                          0.086       0.079        0.050       0.228       0.418
                                                                         -----       -----        -----       -----       -----
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Total from investment operations                                         0.372       0.312        0.322       0.589       0.872
                                                                         -----       -----        -----       -----       -----
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------

------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Net investment income                                                  (0.362)     (0.324)      (0.372)     (0.429)     (0.452)
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Return of capital                                                           -      (0.028)           -           -           -
                                                                       ------      ------       ------      ------      ------
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Total dividends and distributions                                      (0.362)     (0.352)      (0.372)     (0.429)     (0.452)
                                                                       ------      ------       ------      ------      ------
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------

------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
NET ASSET VALUE, END OF PERIOD                                          $7.670      $7.660       $7.700      $7.750      $7.590
                                                                        ======      ======       ======      ======      ======
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------

------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
TOTAL RETURN(2)                                                          4.91%       4.08%        4.15%       7.99%      12.46%
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------

------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Net assets, end of period (000 omitted)                                $26,814     $28,939      $43,006     $41,225     $33,337
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Ratio of expenses to average net assets                                  0.78%       0.75%        0.75%       0.75%       1.31%
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Ratio of expenses to average net assets                                  0.88%       1.30%        1.39%       1.34%       1.31%
   prior to expense limitation and expenses paid indirectly
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Ratio of net investment income to average net assets                     3.68%        3.32        3.47%       4.73%       6.12%
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Ratio of net investment income to average net assets                     3.58%       2.77%        2.83%       4.14%       6.12%
   prior to expense limitation and expenses paid indirectly
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------
Portfolio turnover                                                        283%        303%         501%        316%        186%
------------------------------------------------------------------- ----------- ----------- ------------ ----------- -----------


(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and loss on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income includes (loss) dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends-Dividends from net investment income."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS GOVERNMENT BOND INDEX
An index composed of The Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government).

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.


STATEMENT OF ADDITIONAL INFORMATION
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.


TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE AMERICAN GOVERNMENT BOND FUND

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in this Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICE REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


DELAWARE FUND SYMBOLS

                                        CUSIP             NASDAQ
                                        -----             ------
Institutional Class                     246094502         DUGIX

Investment Company Act file number: 811-4304


PR-041 [--] IVES 11/045

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME




PROSPECTUS        NOVEMBER 29, 2005
--------------------------------------------------------------------------------

                  DELAWARE AMERICAN GOVERNMENT BOND FUND
                  CLASS A [] CLASS B [] CLASS C [] CLASS R









The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                                     PAGE
Delaware American Government Bond Fund

HOW WE MANAGE THE FUND                                           PAGE
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Disclosure of portfolio holdings information


WHO MANAGES THE FUND                                             PAGE
Investment manager
Portfolio managers
Who's who?

ABOUT YOUR ACCOUNT                                               PAGE
Investing in the Fund
       Choosing a share class
       Dealer compensation
How to reduce your sales charge
How to buy shares
Retirement plans
How to redeem shares
Account minimums

Frequent trading of Fund shares

Special services
Dividends, distributions and taxes
Certain management considerations

FINANCIAL HIGHLIGHTS                                             PAGE

GLOSSARY                                                         PAGE

PROFILE: DELAWARE AMERICAN GOVERNMENT BOND FUND

WHAT IS THE FUND'S GOAL?
The Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in U.S. government securities including:

o  U.S. Treasury bills, notes and bonds;
o other debt securities issued or unconditionally guaranteed by the U.S. government or backed by the full faith and credit of the U.S. government; and
o debt issued or guaranteed by U.S. government agencies or instrumentalities, including debt obligations guaranteed by the Government National Mortgage Association, also known as GNMA, Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) and other mortgage-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. government debt obligations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We may also invest up to 20% of our net assets in high quality, non-government fixed-income securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. Mortgage-backed securities may experience increased pre-payments on the underlying mortgages if interest rates decline, which may require the Fund to reinvest in lower yielding securities. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors. For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o  Investors with medium- or long-range goals.
o  Investors looking for regular income from their investments.
o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

WHO SHOULD NOT INVEST IN THE FUND
o  Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o  Investors seeking long-term growth of capital.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns below reflect an expense limitation and would be lower without the limitation.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Class A)

-------------------------------------------------------------------------------------------------------------------------
         1995        1996        1997        1998        1999        2000        2001        2002        2003        2004
-------------------------------------------------------------------------------------------------------------------------
       13.71%       2.82%       8.45%       7.08%      -2.59%      12.07%       7.19%       9.88%       2.09%       3.82%
-------------------------------------------------------------------------------------------------------------------------

As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 1.87%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.05% for the quarter ended September 30, 2001 and its lowest quarterly return was -2.45% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS OR
                                                                              1 YEAR    5 YEARS       LIFETIME**
                                                                           ----------------------------------------------
Class A return before taxes                                                   -0.89%     5.95%          5.86%
-------------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions                                   -2.40%     3.97%          3.41%
-------------------------------------------------------------------------------------------------------------------------
Class A return after taxes on distributions and sale of Fund shares           -0.60%     3.86%          3.44%
-------------------------------------------------------------------------------------------------------------------------
Class B return before taxes*                                                  -0.87%     5.96%          5.74%
-------------------------------------------------------------------------------------------------------------------------
Class C return before taxes*                                                   2.11%     6.19%          4.95%
-------------------------------------------------------------------------------------------------------------------------
 CLASS R BEFORE TAXES                                                          3.50%       N/A          1.37%
-------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            3.48%     7.48%          7.46%
-------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 * Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately 8 years. If shares were not redeemed, the returns for Class B would be 3.10%, 6.20% and 5.74% for the one-year, five-year and ten-year periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 3.10%, 6.19% and 4.95% for the one-year, five-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than ten years. Inception dates for Class A, Class B, Class C and Class R shares of the Fund were August 16, 1985, May 2, 1994, November 29, 1995 and June 2, 2003, respectively. Lehman Brothers Government Bond Index return is for 10 years. Index returns for Class C and Class R lifetimes were 6.42% (beginning 11/30/95) and 1.47% (beginning 6/30/03), respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?
SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

----------------------------------------------------------------------------------------------------------------
CLASS                                                            A           B           C           R
----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a            4.50%       none        none        none
percentage of offering price
----------------------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a             none(1)     4.00%(2)    1.00%(3)    none
percentage of original purchase price or redemption price,
whichever is lower
----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends      none        none        none        none
----------------------------------------------------------------------------------------------------------------
Redemption fees                                                  none        none        none        none
----------------------------------------------------------------------------------------------------------------
Exchange fees(8)                                                 none        none        none        none
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

---------------------------------------------------------------------------------------------------------
CLASS                                                               A           B           C           R
---------------------------------------------------------------------------------------------------------
Management fees                                                 0.55%       0.55%       0.55%       0.55%
---------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(4)                        0.30%       1.00%       1.00%       0.60%
---------------------------------------------------------------------------------------------------------
Other expenses(9)                                               0.24%       0.24%       0.24%       0.24%
---------------------------------------------------------------------------------------------------------
Total annual fund operating expenses                            1.09%       1.79%       1.79%       1.39%
---------------------------------------------------------------------------------------------------------
Fee waivers and payments(5)                                   (0.04%)     (0.04%)     (0.04%)     (0.14%)
---------------------------------------------------------------------------------------------------------
Net expenses(5)                                                 1.05%       1.75%       1.75%       1.25%
---------------------------------------------------------------------------------------------------------

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------------------------------------------------------------------------------------------
CLASS(7)             A            B            B                 C             C                   R
                                                (if redeemed)                  (if redeemed)
----------------------------------------------------------------------------------------------------------------
1 year                      $552         $178              $577          $178                $278          $127
----------------------------------------------------------------------------------------------------------------
3 years                     $777         $559              $784          $559                $559          $426
----------------------------------------------------------------------------------------------------------------
5 years                   $1,020         $966            $1,116          $966                $966          $747
----------------------------------------------------------------------------------------------------------------
10 years                  $1,715       $1,918            $1,918        $2,102              $2,102        $1,656
----------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. Class B and Class C shares are subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Distributor has contracted to limit the Class R shares' 12b-1 fees through November 30, 2006 to no more than 0.50% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through November 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

(8) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(9) Other expenses have been restated to reflect an expected decrease in Other Expenses during the current fiscal year as a result of a reduction in transfer agency costs associated with servicing retirement accounts and the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. government debt obligations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We may also invest up to 20% of our net assets in high quality, non-government fixed-income securities. The Fund invests in a mix of fixed-income securities, primarily those that are issued or guaranteed by the U.S. government. The Fund may also invest a portion of its assets in high-quality non-government securities. Through careful selection of bonds, we strive to provide high current income with emphasis on stability of principal.

We typically invest a significant portion of the Fund's assets in mortgage-related securities. When selecting mortgage-related securities for the portfolio, we carefully evaluate them based on their income potential but we generally also look for mortgages with characteristics that reduce the likelihood of prepayment by homeowners. Such characteristics might include low remaining balances, interest rates that are lower than current rates, or failure to prepay in a previous period of low interest rates.

The average effective duration of the Fund will typically be between four and six years. This is considered an intermediate range duration. By keeping the average effective duration in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-duration bonds generally offer us attractive income potential with lower price fluctuations than longer-term bonds.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Treasury bills, notes and bonds   We may invest without limit in U.S. Treasury securities.
of varying maturities. U.S. Treasury securities are backed
by the "full faith and credit" of the United States.
------------------------------------------------------------ --------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS: Securities issued or backed   Under normal circumstances, the Fund will invest at least
by U.S. government agencies or government-sponsored          80% of its net assets in U.S. government debt obligations.
corporations such as the Federal Housing Authority or the
Export-Import Bank. These securities may or may not be
backed by the full faith and credit of the U.S. government.
------------------------------------------------------------ --------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that     We may invest without limit in government-related
represent pools of mortgages, with investors receiving       mortgage-backed securities.
principal and interest payments as the underlying mortgage
loans are paid back. Many are issued and guaranteed          We may also invest without limit in privately issued
against default by the U.S. government or its agencies or    mortgage-backed securities if they are 100% collateralized
instrumentalities, such as the Federal Home Loan Mortgage    at the time of issuance by securities issued or guaranteed
Corporation, Federal National Mortgage Association and the   by the U.S. government, its agencies or instrumentalities.
Government National Mortgage Association. Others are         These privately issued mortgage-backed securities we invest
issued by private financial institutions, with some fully    in are either collateralized mortgage obligations (CMOs) or
collateralized by certificates issued or guaranteed by the   real estate mortgage investment conduits (REMICs).  We
U.S. government or its agencies or instrumentalities.        currently invest in these government-backed privately issued
                                                             CMOs and REMICs only if they are rated in the two highest
                                                             grades by a nationally recognized statistical rating
                                                             organization (NRSRO) at the time of purchase.

                                                             We may also invest in privately issued mortgage-backed
                                                             securities that are not collateralized by U.S. government
                                                             securities and are not directly guaranteed by the U.S.
                                                             government in any way.  They are secured by the underlying collateral of the private issuer.  These include CMOs,
                                                             REMICs and commercial mortgage-backed securities.  We may
                                                             invest in these securities only if they are rated in the
                                                             highest quality category by an NRSRO.  However, the Fund may not invest more than 20% of its net assets in high quality non-government securities, which include these non-agency
                                                             mortgage-backed securities.
------------------------------------------------------------ --------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts   We may invest only in asset-backed securities rated in the
receivable, including home equity, automobile or credit      highest quality category, such as AAA, by an NRSRO. However,
loans.                                                       we may not invest more than 20% of the Fund's net assets in high quality securities (including these asset-backed
                                                             securities) that are not government securities or do not use government securities as collateral.
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE NOTES AND BONDS: Debt obligations issued by a      We may invest in corporate notes and bonds that are rated A
corporation.                                                 or above by an NRSRO.  Our total holdings of high quality
                                                             non-government securities, including corporate notes and
                                                             bonds, may not exceed 20% of net assets.
------------------------------------------------------------ --------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF U.S. AND          We may invest in certificates of deposit and obligations
FOREIGN BANKS: Interest paying debt instruments issued by    from banks that have assets of at least one billion
a bank.                                                      dollars.  These instruments are subject to our 20% limit on non-government securities.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt obligations      We may invest in commercial paper that is rated P-1 by
with maturities ranging from two to 270 days, issued by      Moody's and/or A-1 by S&P. These securities are subject to
companies.                                                   our 20% limit on non-government securities.
------------------------------------------------------------ --------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of       Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities,    investment for the Fund's cash position. In order to enter
in which the seller agrees to buy the securities back        into these repurchase agreements, the Fund must have
within a specified time at the same price the buyer paid     collateral of at least 102% of the repurchase price.  The
for them, plus an amount equal to an agreed upon interest    Fund will only enter into repurchase agreements in which the
rate. Repurchase agreements are often viewed as equivalent   collateral is comprised of U.S. government securities.
to cash.
------------------------------------------------------------ --------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or     At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon   to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or    them. We might use options or futures to neutralize the
may not choose to go through with the transaction.  The      effect of any price declines, without selling a bond or
seller of an option, however, must go through with the       bonds, or as a hedge against changes in interest rates.  We
transaction if its purchaser exercises the option.           may also sell an option contract (often referred to as
                                                             "writing" an option) to earn additional income for the Fund.
Futures contracts are agreements for the purchase or sale
of a security or a group of securities at a specified        Use of these strategies can increase the operating costs of
price, on a specified date.  Unlike purchasing an option,    the Fund and can lead to loss of principal.
a futures contract must be executed unless it is sold
before the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------ --------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose      We may  invest  in  privately  placed  securities  including
resale is restricted under securities law.                   those  that  are  eligible  for  resale  only  among  certain
                                                             institutional   buyers   without   registration,   which  are
                                                             commonly   known   as  Rule   144A   Securities.   Restricted
                                                             securities  that are determined to be illiquid may not exceed the  Fund's  10%  limit  on  illiquid  securities,  which  is described below.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
INTEREST RATE SWAP, INDEX SWAP AND CREDIT DEFAULT SWAP       We may use interest rate swaps to adjust a Fund's
AGREEMENTS: In an interest rate swap, a fund receives        sensitivity to interest rates or to hedge against changes in
payments from another party based on a variable or           interest rates. Index swaps may be used to gain exposure to
floating interest rate, in return for making payments        markets that a Fund invests in, such as the corporate bond
based on a fixed interest rate. An interest rate swap can    market. We may also use index swaps as a substitute for
also work in reverse with a fund receiving payments based    futures or options contracts if such contracts are not
on a fixed interest rate and making payments based on a      directly available to the Fund on favorable terms. We may
variable or floating interest rate. In an index swap, a      enter into credit default swaps in order to hedge against a
fund receives gains or incurs losses based on the total      credit event, to enhance total return or to gain exposure to
return of a specified index, in exchange for making          certain securities or markets.
interest payments to another party. An index swap can also
work in reverse with a fund receiving interest payments
from another party in exchange for movements in the total
return of a specified index. In a credit default swap, a
fund may transfer the financial risk of a credit event
occurring (a bond default, bankruptcy, restructuring,
etc.) on a particular security or basket of securities to
another party by paying that party a periodic premium;
likewise, a fund may assume the financial risk of a credit
event occurring on a particular security or basket of
securities in exchange for receiving premium payments from
another party. Interest rate swaps, index swaps and credit
default swaps may be considered to be illiquid.

------------------------------------------------------------ --------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready     We may invest up to 10% of total assets in illiquid
market and cannot be easily sold within seven days at        securities.
approximately the price that a fund has valued them.
---------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on the securities listed in the table above.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that it holds these securities, the Fund may be unable to achieve it's investment objective.

PORTFOLIO TURNOVER
[We anticipate that the Fund's annual portfolio turnover will exceed 100% and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.]

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,             Interest rate risk is the most significant risk for this Fund.
particularly bonds with longer maturities, will decrease    In striving to manage this risk, we monitor economic conditions
in value if interest rates rise.                            and the interest rate environment.  We keep the average maturity of the portfolio as short as is prudent, in keeping with our
Swaps may be particularly sensitive to interest rate        objective to provide high current income.
changes.  Depending on the actual movements of interest
rates and how well the portfolio manager anticipates        We will not invest in swaps with maturities of more than two
them, a fund could experience a higher or lower return      years.  Each business day we will calculate the amount the Fund
than anticipated.                                           must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.
----------------------------------------------------------- ------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the       We maintain a long-term investment approach and focus on high
securities in a certain market -- like the stock or bond    quality individual bonds that we believe can provide a steady
market -- will decline in value because of factors such     stream of income regardless of interim fluctuations in the bond
as economic conditions, future expectations or investor     market. We do not buy and sell securities for short-term
confidence.                                                 purposes.

Index swaps are subject to the same market risks as the     In evaluating the use of an index swap, we carefully consider
investment market or sector that the index represents.      how market changes could affect the swap and how that compares
Depending on the actual movements of the index and how      to us investing directly in the market the swap is intended to
well the portfolio manager forecasts those movements, a     represent.
fund could experience a higher or lower return than
anticipated.
----------------------------------------------------------- ------------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer (or     By focusing primarily on U.S. Treasury securities and other
an entity that insures the bond) will be unable to make     securities that are backed by the U.S. government, we minimize
timely payments of interest and principal.                  the possibility that any of the securities in our portfolio will not pay interest or principal.  U.S. government securities are generally considered to be of the highest quality.

                                                            When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.
----------------------------------------------------------- ------------------------------------------------------------------

LIQUIDITY RISK is the possibility that securities cannot    We limit the percentage of the portfolio that can be invested in
be readily sold within seven days at approximately the      illiquid securities.
price that a fund has valued them.
                                                            U.S. Treasuries and other U.S. Government debt securities are typically the most liquid securities available.  Therefore, liquidity risk may not be a significant risk for this Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
PREPAYMENT RISK is the risk that the principal on a bond    Prepayment risk can be a significant risk to this Fund because
that a fund owns will be prepaid prior to maturity at a     we may invest a large percentage of our holdings in mortgage
time when interest rates are lower than what that bond      securities.  Homeowners or others who have mortgages are more
was paying. The Fund would then have to reinvest that       likely to prepay them when interest rates are relatively low.
money at a lower interest rate.                             In order to manage this risk, when interest rates are low or when we anticipate that rates will be declining, we look for mortgage securities that we believe are less likely to be
                                                            prepaid, such as those that have interest rates lower than current rates or have low remaining loan balances.
----------------------------------------------------------- ------------------------------------------------------------------
FUTURES AND OPTIONS RISK is the possibility that the Fund   We will use options and futures for defensive purposes, such as
may experience a significant loss if it employs an          to protect gains in the portfolio without actually selling a
options or futures strategy related to a security or a      security, to neutralize the impact of interest rate changes or
market index and that security or index moves in the        to earn additional income. We will not use futures and options
opposite direction from what the portfolio manager          for speculative reasons or in an effort to enhance return.
anticipated.  Futures and options also involve additional
expenses, which could reduce any benefit or increase any
loss to a fund from using the strategy.
----------------------------------------------------------- ------------------------------------------------------------------

DERIVATIVES RISK is the possibility that a Fund may         We will use derivatives for defensive purposes, such as to
experience a significant loss if it employs a derivatives   protect gains or hedge against potential losses in the portfolio
strategy (including a strategy involving swaps such as      without actually selling a security, to neutralize the impact of
interest rate swaps, index swaps and credit default         interest rate changes, to affect diversification or to earn
swaps) related to a security or a securities index and      additional income. We will not use derivatives for reasons
that security or index moves in the opposite direction      inconsistent with our investment objectives.
from what the portfolio manager had anticipated. Another
risk of derivative transactions is the creditworthiness
of the counterparty because the transaction depends on
the willingness and ability of the counterparty to
fulfill its contractual obligations. Derivatives also
involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services to the Fund, the manager was paid 0.44% of average daily net assets for the last fiscal year, net of fee waivers.

A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the annual period ended July 31, 2005.

PORTFOLIO MANAGERS
Stephen R. Cianci and Paul Grillo have responsibility for making day-to-day investment decisions for the Fund.

STEPHEN R. CIANCI, CFA, Senior Vice President/Senior Portfolio Manager, began his career at Delaware Investments in1992 as an investment grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed securities analyst. Furthermore, he leads the intermediate and limited-term mandates. He is an adjunct professor of finance at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

PAUL GRILLO, CFA, Senior Vice President/Senior Portfolio Manager, is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments in 1992, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

The Statement of Additional Information for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                         BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                             CUSTODIAN
Delaware Management Company                                                                    JPMorgan Chase Bank
2005 Market Street                                                                             4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                     THE FUND                       Brooklyn, NY 11245

                                   DISTRIBUTOR                               SERVICE AGENT
                                   Delaware Distributors, L.P.               Delaware Service Company, Inc.
                                   2005 Market Street                        2005 Market Street
                                   Philadelphia, PA 19103-7094               Philadelphia, PA 19103-7094


                                   FINANCIAL INTERMEDIARY WHOLESALER
                                   Lincoln Financial Distributors, Inc.
                                   2001 Market Street
                                   Philadelphia, PA 19103-7055
PORTFOLIO MANAGERS
(see page [__] for details)

                                                          FINANCIAL ADVISORS

                                                             SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware American Government Bond Fund relies on certain exemptive rules created by the SEC, that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS:

CLASS A
o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering may be greater or lesser than the percentage shown.

------------------------------------------------------------------------------------------------------------------------------------
                                               Sales charge                  Sales charge                  Dealer's commission
Amount of purchase                                as % of                        as %                              as %
                                              offering price              of amount invested                 of offering price
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
Less than $100,000                                 4.50%                         5.13%                              4.00%
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
$100,000 but under $250,000                        3.50%                         4.00%                              3.00%
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
$250,000 but under $500,000                        2.50%                         3.00%                              2.00%
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
$500,000 but under $1,000,000                      2.00%                         2.44%                              1.60%
------------------------------------------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer's Compensation below for a description of the amount of dealer commission paid.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Sales charge                  Sales charge               Dealer's commission
 AMOUNT OF PURCHASE                                   as % of                       as % of                       as % of
                                                  offering price                amount invested                Offering price
-------------------------------------------- -------------------------- -------------------------------- ---------------------------

$1 million up to $5 million                            none                          none                          1.00%

-------------------------------------------- -------------------------- -------------------------------- ---------------------------
Next $20 million
Up to $25 million                                      none                          none                          0.50%

-------------------------------------------- -------------------------- -------------------------------- ---------------------------

Amount over $25 million                                none                          none                          0.25%

------------------------------------------------------------------------------------------------------------------------------------

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system or BISYS's retirement recordkeeping system that are offering R Class shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP/IRA's, SAR/SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

----------------------------------------------------------------------------------------------------------
                                         CLASS A(1)       CLASS B(2)       CLASS C(3)       CLASS R(4)
-------------------------------------- --------------- ----------------- ---------------- ----------------
COMMISSION (%)                               -              4.00%             1.00%              -
-------------------------------------- --------------- ----------------- ---------------- ----------------
Investment up to $99,999                   4.00%              -                 -                -
-------------------------------------- --------------- ----------------- ---------------- ----------------
$100,000 to $249,999                       3.00%              -                 -                -
-------------------------------------- --------------- ----------------- ---------------- ----------------
$250,000 to $499,999                       2.00%              -                 -                -
-------------------------------------- --------------- ----------------- ---------------- ----------------
$500,000 to $999,999                       1.60%              -                 -                -
-------------------------------------- --------------- ----------------- ---------------- ----------------
$1,000,000 to $4,999,999                   1.00%              -                 -                -
-------------------------------------- --------------- ----------------- ---------------- ----------------
$5,000,000 to $24,999,999                  0.50%              -                 -                -
-------------------------------------- --------------- ----------------- ---------------- ----------------
$25,000,000 or more                        0.25%              -                 -                -
-------------------------------------- --------------- ----------------- ---------------- ----------------
12B-1 FEE TO DEALER                        0.30%            0.25%             1.00%            0.60%
----------------------------------------------------------------------------------------------------------

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, however, waivers may be in effect. See "What are the Fund's fees and expenses" above for more information.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) [On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets, however, the Distributor has contracted to limit this amount to 0.50% through November 30, 2006. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase, although this rate is currently 0.50%.]

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.

------------------------------------------------------------------------------------------------------------------------------------
          PROGRAM            HOW IT WORKS                                             SHARE CLASS
                                                                       A                  B                          C
---------------------------- ---------------------------------- --------------------------------------------------------------------

Letter of Intent             Through a Letter of Intent you            X           Although the Letter of Intent and Rights of
                             agree to invest a certain                             Accumulation do not apply to the purchase of
                             amount in Delaware Investments                        Class B and C shares, you can combine your
                             funds (except money market                            purchase of Class A shares with your purchase
                             funds with no sales charge)                           of B and C shares to fulfill your Letter of
                             over a 13-month period to                             Intent or qualify for Rights of Accumulation.
                             qualify for reduced front-end
                             sales charges.

---------------------------- ---------------------------------- ------------------ -------------------------------------------------
Rights of Accumulation       You can combine your holdings             X
                             or purchases of all funds in
                             the Delaware Investments
                             family (except money market
                             funds with no sales charge) as
                             well as the holdings and
                             purchases of your spouse and
                             children under 21 to qualify
                             for reduced front-end sales
                             charges.
---------------------------- ---------------------------------- ------------------ -------------------------------------------------
Reinvestment of Redeemed     Up to 12 months after you          For Class A,       For Class B, your account         Not
Shares                       redeem shares, you can             you will not       will be credited with the         available.
                             reinvest the proceeds without      have to pay an     contingent deferred sales
                             paying a sales charge as noted     additional         charge you previously paid on
                             to the right.                      front-end          the amount you are
                                                                sales charge.      reinvesting. Your schedule
                                                                                   for contingent deferred sales
                                                                                   charges and conversion to
                                                                                   Class A will not start over
                                                                                   again; it will pick up from
                                                                                   the point at which you
                                                                                   redeemed your shares.
---------------------------- ---------------------------------- ------------------ --------------------------------- ---------------
SIMPLE IRA, SEP/IRA,         These investment plans may                X           There is no reduction in sales charges for
SAR/SEP, Prototype           qualify for reduced sales                             Class B or Class C shares for group purchases
Profit Sharing, Pension,     charges by combining the                              by retirement plans.
401(k), SIMPLE 401(k),       purchases of all members of
403(b)(7), and 457           the group. Members of these
Retirement Plans             groups may also qualify to
                             purchase shares without a
                             front-end sales charge
                             and may qualify for a waiver
                             of any contingent deferred
                             sales charges.
------------------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

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THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

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BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094 you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of $25 or more. The minimum for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and its possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded in U.S. markets only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently to the extent it invests in securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A HAND HOLDING A PEN]

THROUGH CHECKWRITING
You may redeem Class A shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans or for Class B or Class C shares. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

HOUSEHOLDING
If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments website that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

PORTFOLIO HOLDINGS
The Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Fund's website www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      CLASS A
                                                                                                               YEAR ENDED 7/31
                                                               ---------------------------------------------------------------
DELAWARE AMERICAN GOVERNMENT BOND FUND                                 2005         2004          2003     2002(1)        2001
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                $7.660       $7.700        $7.750      $7.590      $7.170
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Net investment income                                                0.263        0.211         0.249       0.339       0.433
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Net realized and unrealized gain on investments                      0.086        0.077         0.050       0.227       0.418
                                                                    ------       ------        ------      ------      ------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Total from investment operations                                     0.349        0.288         0.299       0.566       0.851
                                                                    ------       ------        ------      ------      ------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Net investment income                                              (0.339)      (0.302)       (0.349)     (0.406)     (0.431)
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Return of capital                                                     ----      (0.026)          ----        ----        ----
                                                                    ------       ------        ------      ------      ------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Total dividends and distributions                                  (0.339)      (0.328)       (0.349)     (0.406)     (0.431)
                                                                    ------       ------        ------      ------      ------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
NET ASSET VALUE, END OF PERIOD                                      $7.670       $7.660        $7.700      $7.750      $7.590
                                                                    ======       ======        ======      ======      ======
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
TOTAL RETURN(2)                                                      4.60%        3.77%         3.85%       7.66%      12.14%
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Net assets, end of period (000 omitted)                            $94,777     $117,567      $151,135    $141,771     $96,539
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Ratio of expenses to average net assets                              1.08%        1.05%         1.05%       1.05%       1.61%
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                             1.18%        .54%         1.69%       1.64%       1.61%
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Ratio of net investment income to average net assets                  3.38%       3.02%         3.17%       4.43%       5.82%
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           2.28%        2.53%         2.53%       3.84%       5.82%
-------------------------------------------------------------- ------------ ------------ ------------- ----------- -----------
Portfolio turnover                                                    283%         303%          501%        316%        186%
------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and loss on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

---------------------------------------------------------------------------------------------------------
                                                                                                 CLASS B
DELAWARE AMERICAN GOVERNMENT BOND FUND                                                   YEAR ENDED 7/31
                                                ---------------------------------------------------------
                                                       2005       2004        2003    2002(1)       2001
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $7.660     $7.700      $7.750     $7.590     $7.170
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Net investment income                                 0.208      0.161       0.194      0.283      0.380
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Net realized and unrealized gain on investments       0.086      0.073       0.049      0.227      0.418
                                                     ------     ------      ------     ------     ------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Total from investment operations                      0.294      0.234       0.243      0.510      0.798
                                                     ------     ------      ------     ------     ------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Net investment income                               (0.284)    (0.252)     (0.293)    (0.350)    (0.378)
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Return of capital                                      ----    (0.022)        ----       ----       ----
                                                     ------     ------      ------     ------     ------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Total dividends and distributions                   (0.284)    (0.274)     (0.293)    (0.350)    (0.378)
                                                     ------     ------      ------     ------     ------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
NET ASSET VALUE, END OF PERIOD                       $7.670     $7.660      $7.700     $7.750     $7.590
                                                     ======     ======      ======     ======     ======
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
TOTAL RETURN(2)                                       3.87%      3.05%       3.12%      6.88%     11.36%
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Net assets, end of period (000 omitted)             $21,847    $28,087     $42,543    $46,486    $23,556
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Ratio of expenses to average net assets               1.78%      1.75%       1.75%      1.75%      2.31%
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                     1.88%      2.24%       2.39%      2.34%      2.31%
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Ratio of net investment income to average
  net assets                                          2.68%      2.32%       2.47%      3.73%      5.12%
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                            2.58%      1.83%       1.83%      3.14%      5.12%
----------------------------------------------- ------------ ---------- ----------- ---------- ----------
Portfolio turnover                                     283%       303%        501%       316%       186%
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                              CLASS C
DELAWARE AMERICAN GOVERNMENT BOND FUND                                                YEAR ENDED 7/31
                                                ------------------------------------------------------
                                                     2005       2004       2003    2002(1)       2001
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $7.660     $7.700     $7.750     $7.590     $7.170
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Net investment income                               0.208      0.161      0.193      0.281      0.380
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Net realized and unrealized gain on investments     0.086      0.073      0.050      0.227      0.418
                                                   ------     ------     ------     ------     ------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Total from investment operations                    0.294      0.234      0.243      0.508      0.798
                                                   ------     ------     ------     ------     ------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Net investment income                             (0.284)    (0.252)    (0.293)    (0.348)    (0.378)
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Return of capital                                    ----    (0.022)       ----       ----       ----
                                                   ------     ------     ------     ------     ------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Total dividends and distributions                 (0.284)    (0.274)    (0.293)    (0.348)    (0.378)
                                                   ------     ------     ------     ------     ------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
NET ASSET VALUE, END OF PERIOD                     $7.670     $7.660     $7.700     $7.750     $7.590
                                                   ======     ======     ======     ======     ======
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
TOTAL RETURN(2)                                     3.87%      3.05%      3.12%      6.85%     11.36%
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Net assets, end of period (000 omitted)            $7,222     $8,634    $10,641     $8,728     $4,145
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Ratio of expenses to average net assets             1.78%      1.75%      1.75%      1.75%      2.31%
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                   1.88%      2.24%      2.39%      2.34%      2.31%
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Ratio of net investment income to average
  net assets                                        2.68%      2.32%      2.47%      3.73%      5.12%
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                          2.58%      1.83%      1.83%      3.14%      5.12%
----------------------------------------------- ---------- ---------- ---------- ---------- ----------
Portfolio turnover                                   283%       303%       501%       316%       186%
----------------------------------------------- ---------- ---------- ---------- ---------- ----------

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and loss on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

---------------------------------------------------------------------------------------------------------

                                                                                        YEAR     CLASS R
DELAWARE AMERICAN GOVERNMENT BOND FUND                                                 ENDED   6/2/03(1)
                                                                                        7/31        TO
                                                                            2005        2004     7/31/03
-------------------------------------------------------------------- ------------ ----------- -----------
-------------------------------------------------------------------- ------------ ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $7.660      $7.700      $8.040
-------------------------------------------------------------------- ------------ ----------- -----------
-------------------------------------------------------------------- ------------ ----------- -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------- ------------ ----------- -----------
Net investment income                                                      0.239       0.187       0.051
-------------------------------------------------------------------- ------------ ----------- -----------
Net realized and unrealized gain (loss) on investments                     0.096       0.075     (0.355)
                                                                          ------      ------     -------
-------------------------------------------------------------------- ------------ ----------- -----------
Total from investment operations                                           0.335       0.262     (0.304)
                                                                          ------      ------     -------
-------------------------------------------------------------------- ------------ ----------- -----------
-------------------------------------------------------------------- ------------ ----------- -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-------------------------------------------------------------------- ------------ ----------- -----------
Net investment income                                                    (0.315)     (0.278)     (0.036)
-------------------------------------------------------------------- ------------ ----------- -----------
Return of capital                                                           ----     (0.024)        ----
                                                                          ------      ------     -------
-------------------------------------------------------------------- ------------ ----------- -----------
Total dividends and distributions                                        (0.315)     (0.302)     (0.036)
                                                                          ------      ------     -------
-------------------------------------------------------------------- ------------ ----------- -----------
-------------------------------------------------------------------- ------------ ----------- -----------
NET ASSET VALUE, END OF PERIOD                                            $7.680      $7.660      $7.700
                                                                          ======      ======      ======
-------------------------------------------------------------------- ------------ ----------- -----------
-------------------------------------------------------------------- ------------ ----------- -----------
TOTAL RETURN(2)                                                            4.41%       3.43%     (3.79%)
-------------------------------------------------------------------- ------------ ----------- -----------
-------------------------------------------------------------------- ------------ ----------- -----------
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------- ------------ ----------- -----------
Net assets, end of period (000 omitted)                                     $136         $63       $----
-------------------------------------------------------------------- ------------ ----------- -----------
Ratio of expenses to average net assets                                    1.38%       1.35%       1.35%
-------------------------------------------------------------------- ------------ ----------- -----------
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                 1.48%       1.84%       2.35%
-------------------------------------------------------------------- ------------ ----------- -----------
Ratio of net investment income to average net assets                       3.08%       2.72%       2.07%
-------------------------------------------------------------------- ------------ ----------- -----------
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                 2.98%       2.23%       1.07%
-------------------------------------------------------------------- ------------ ----------- -----------
Portfolio turnover                                                          283%        303%        501%
---------------------------------------------------------------------------------------------------------

(1) Commencement of operations. Ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payments of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT (LOSS)
Net investment (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends-Dividends from net investment income."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income Securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS GOVERNMENT BOND INDEX
An index composed of The Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government).

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
 SECURITIES ISSUED BY THE U.S. TREASURY WITH MATURITIES OF 10 YEARS OR LONGER.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE AMERICAN GOVERNMENT BOND FUND

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's annual and semiannual report to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in this Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
WWW.DELAWAREINVESTMENTS.COM

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:

o  For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware American Government Bond Fund

                                        CUSIP             NASDAQ
                                        -----             ------
Class A                                 246094205         DEGGX
Class B                                 246094601         DEGBX
Class C                                 246094700         DUGCX
Class R                                 246094809         DUGRX

Investment Company Act file number: 811-4304



PR-023 [--] IVES 11/05

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME







PROSPECTUS        NOVEMBER 28, 2005
--------------------------------------------------------------------------------

                  DELAWARE INFLATION PROTECTED BOND FUND
                  INSTITUTIONAL CLASS







The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                         PAGE
Delaware Inflation Protected Bond Fund

HOW WE MANAGE THE FUND                               PAGE
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Disclosure of portfolio holdings information


WHO MANAGES THE FUND                                 PAGE
Investment manager
Portfolio manager
Who's who?

ABOUT YOUR ACCOUNT                                   PAGE
Investing in the Fund
How to buy shares
How to redeem shares
Account minimum

Exchanges
Frequent trading of Fund shares

Dividends, distributions and taxes
Certain management considerations

FINANCIAL HIGHLIGHTS                                 PAGE

GLOSSARY                                             PAGE

PROFILE: DELAWARE INFLATION PROTECTED BOND FUND

WHAT IS THE FUND'S GOAL?
Delaware Inflation Protected Bond Fund seeks to provide inflation protection and current income. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We will seek to maintain the Fund's interest rate sensitivity at a level approximating that of the Lehman Brothers U.S. Treasury Inflation Protected Securities ("TIPS") Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different securities held by the Fund, a change in the price of any single security may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
  o  Investors with medium- or long-range goals.
  o  Investors seeking a real rate of return.
  o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
  o  Investors who want protection against inflation.

WHO SHOULD NOT INVEST IN THE FUND
  o  Investors with very short-term financial goals.
  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
  o  Investors seeking long-term growth of capital.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHAT ARE THE FUND'S FEES AND EXPENSES?

----------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly
from your investments when you buy    -------------------------------------------------- -----------
or sell shares of the Institutional   Maximum sales charge (load) imposed on purchases   none
Class.                                as a percentage of offering price
                                      -------------------------------------------------- -----------
                                      Maximum contingent deferred sales charge
                                      (load) none as a percentage of original
                                      purchase price or redemption price,
                                      whichever is lower
                                      -------------------------------------------------- -----------
                                      Maximum sales charge (load) imposed on             none
                                      reinvested dividends
                                      -------------------------------------------------- -----------
                                      Redemption fees                                    none
                                      -------------------------------------------------- -----------
                                      Exchange fees(1)                                   none
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are    Management fees                                    0.45%
deducted from the Fund's assets.      -------------------------------------------------- -----------
                                      Distribution and service (12b-1) fees              none
                                      -------------------------------------------------- -----------
                                      Other expenses                                     2.81%
                                      -------------------------------------------------- -----------
                                      Total annual fund operating expenses(2)            3.26%
                                      -------------------------------------------------- -----------
----------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to
help you compare the cost of          ------------- ------------------------------------------------
investing in the Fund to the          1 year                                                   $329
cost of investing in other            ------------- ------------------------------------------------
mutual funds with similar             3 years                                                $1,004
investment objectives. We             ------------- ------------------------------------------------
show the cumulative amount            5 years                                                $1,702
of Fund expenses on a                 ------------- ------------------------------------------------
hypothetical investment of            10 years                                               $3,558
$10,000 with an annual 5%             --------------------------------------------------------------
return over the time
shown.(3) This is an example
only, and does not represent
future expenses, which may
be greater or less than
those shown here.
----------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has voluntarily agreed to waive fees and pay expenses through November 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets. The following table shows operating expenses which are based on estimates for the upcoming fiscal year and reflects the manager's current voluntary fee waivers and reimbursements.

------------------------------------------------------------------------------------------
FUND OPERATING EXPENSES including     Management fees                           none
voluntary expense cap in effect       ----------------------------------------- ----------
through November 30, 2006.            Distribution and service (12b-1) fees     none
                                      ----------------------------------------- ----------
                                      Other expenses                            0.50%
                                      ----------------------------------------- ----------
                                      Total operating expenses                  0.50%
------------------------------------------------------------------------------------------

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense cap described in footnote 2.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. The Fund invests in a mix of fixed-income securities.

In selecting bonds for the Fund, the portfolio manager conducts a careful analysis of economic and market conditions, analyzing a security's structural features and current price relative to its value, short-term trading opportunities resulting from market inefficiencies, and the credit quality of the issuer, seeking to identify securities or market sectors that he thinks are the best investments for the Fund. The portfolio manager would then allocate the Fund's assets in different market sectors (government or corporate), different issuers (domestic or foreign), and different maturities based on his view of the relative value of each sector, issuer or maturity. The portfolio manager's overall strategy is to select securities that we believe have the potential for inflation protection and current income.

The weighted average maturity of the Fund will typically be between five and 20 years. This is considered an intermediate range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer us attractive income potential with lower price fluctuations than longer-term bonds.

The Fund may also invest up to 10% of its net assets in high-yield securities, corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. The Fund may also invest up to 10% of its net assets in securities denominated in foreign currencies and may invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

While management believes that the Fund's investment objective would best be attained by investing in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations, the Fund also invests in other securities including, but not limited to, mortgage and asset-backed securities, commercial mortgage-backed securities, options, futures contracts, forward contracts, swap agreements, commodity linked notes, and loan participations.

In addition, the Fund is considered non-diversified and could invest a greater portion of its assets in individual issuers than a diversified fund. As a result changes in a single security could cause greater fluctuation in share price than what would occur in a more diversified fund.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
INFLATION PROTECTED DEBT SECURITIES: Securities whose        Under normal circumstances, the Fund will invest at least
principal and/or interest payments are adjusted for          80% of its net assets in inflation protected debt
inflation, unlike traditional debt securities that make      securities issued by the U.S. government, its agencies or
fixed principal and interest payments.                       instrumentalities, foreign governments and corporations.
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a corporation.   The Fund may invest in corporate bonds if we believe they
                                                             will help meet the Fund's objectives.
Debt securities within the top rating categories comprise
what are known as high-grade bonds and are regarded as
having a strong ability to pay principal and interest.
Securities in the fourth category are known as
medium-grade bonds and are regarded as having an adequate
capacity to pay principal and interest but with greater
vulnerability to adverse economic conditions and
speculative characteristics.
------------------------------------------------------------ --------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations          The Funds may invest in direct U.S. government obligations;
including bills, notes, bonds as well as other debt          however, these securities will typically be a smaller
securities issued by the U.S. Treasury and securities of     percentage of the portfolio because they generally do not
U.S. government agencies or instrumentalities.               offer as high a level of current income as other
                                                             fixed-income securities the Funds may invest in.
------------------------------------------------------------ --------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that     We may invest in government-related mortgage-backed
represent pools of mortgages, with investors receiving       securities and in privately issued mortgage-backed
principal and interest payments as the underlying mortgage   securities if they are 100% collateralized at the time of
loans are paid back. Many are issued and guaranteed          issuance by securities issued or guaranteed by the U.S.
against default by the U.S. government or its agencies or    government, its agencies or instrumentalities. These
instrumentalities, such as the Federal Home Loan Mortgage    privately issued mortgage-backed securities we invest in are
Corporation, Federal National Mortgage Association and the   either collateralized mortgage obligations (CMOs) or real
Government National Mortgage Association. Others are         estate mortgage investment conduits (REMICs).  We currently
issued by private financial institutions, with some fully    invest in these government-backed privately issued CMOs and
collateralized by certificates issued or guaranteed by the   REMICs only if they are rated in the two highest grades by a
U.S. government or its agencies or instrumentalities.        nationally recognized statistical rating organization
                                                             (NRSRO) at the time of purchase.

                                                             We may also invest in privately issued mortgage-backed
                                                             securities that are not collateralized by U.S. government
                                                             securities and are not directly guaranteed by the U.S.
                                                             government in any way.  They are secured by the underlying collateral of the private issuer.  These include CMOs,
                                                             REMICs and commercial mortgage-backed securities.  We may
                                                             invest in these securities only if they are rated in the
                                                             highest quality category by an NRSRO.
------------------------------------------------------------ --------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts   We may invest only in asset-backed securities rated BBB- or
receivable, including home equity, automobile or credit      higher by an NRSRO.
loans.
------------------------------------------------------------ --------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF U.S. AND          We may invest in certificates of deposit and obligations
FOREIGN BANKS: Interest paying debt instruments issued by    from banks that have assets of at least one billion dollars.
a bank.
------------------------------------------------------------ --------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt obligations      We may invest in commercial paper that is rated P-1 by
with maturities ranging from two to 270 days, issued by      Moody's and/or A-1 by S&P.
companies.
------------------------------------------------------------ --------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of       Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities,    investment for the Fund's cash position. In order to enter
in which the seller agrees to buy the securities back        into these repurchase agreements, the Fund must have
within a specified time at the same price the buyer paid     collateral of at least 102% of the repurchase price.  The
for them, plus an amount equal to an agreed upon interest    Fund will only enter into repurchase agreements in which the
rate. Repurchase agreements are often viewed as equivalent   collateral is comprised of U.S. government securities.
to cash.
------------------------------------------------------------ --------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or     At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon   to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or    them. We might use options or futures to neutralize the
may not choose to go through with the transaction.  The      effect of any price declines, without selling a bond or
seller of an option, however, must go through with the       bonds, or as a hedge against changes in interest rates.  We
transaction if its purchaser exercises the option.           may also sell an option contract (often referred to as
                                                             "writing" an option) to earn additional income for the Fund.
Futures contracts are agreements for the purchase or sale
of a security or a group of securities at a specified        Use of these strategies can increase the operating costs of
price, on a specified date.  Unlike purchasing an option,    the Fund and can lead to loss of principal.
a futures contract must be executed unless it is sold
before the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------ --------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose     We may invest in privately placed securities including those
resale is restricted under securities law.                   that are eligible for resale only among certain
                                                             institutional buyers without registration, which are
                                                             commonly known as Rule 144A Securities. Restricted
                                                             securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is
                                                             described below.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
INTEREST RATE SWAP, INDEX SWAP AND CREDIT DEFAULT SWAP       We may use interest rate swaps to adjust a Fund's
AGREEMENTS: In an interest rate swap, a fund receives        sensitivity to interest rates or to hedge against changes in
payments from another party based on a variable or           interest rates. Index swaps may be used to gain exposure to
floating interest rate, in return for making payments        markets that a Fund invests in, such as the corporate bond
based on a fixed interest rate. An interest rate swap can    market. We may also use index swaps as a substitute for
also work in reverse with a fund receiving payments based    futures or options contracts if such contracts are not
on a fixed interest rate and making payments based on a      directly available to the Fund on favorable terms. We may
variable or floating interest rate. In an index swap, a      enter into credit default swaps in order to hedge against a
fund receives gains or incurs losses based on the total      credit event, to enhance total return or to gain exposure to
return of a specified index, in exchange for making          certain securities or markets.
interest payments to another party. An index swap can also
work in reverse with a fund receiving interest payments
from another party in exchange for movements in the total
return of a specified index. In a credit default swap, a
fund may transfer the financial risk of a credit event
occurring (a bond default, bankruptcy, restructuring,
etc.) on a particular security or basket of securities to
another party by paying that party a periodic premium;
likewise, a fund may assume the financial risk of a credit
event occurring on a particular security or basket of
securities in exchange for receiving premium payments from
another party. Interest rate swaps, index swaps and credit
default swaps may be considered to be illiquid.

------------------------------------------------------------ --------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready     We may invest up to 15% of total assets in illiquid
market and cannot be easily sold within seven days at        securities.
approximately the price that a fund has valued them.
---------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

TEMPORARY DEFENSIVE POSITIONS
In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,             Interest rate risk is the most significant risk for this Fund.
particularly bonds with longer maturities, will decrease    In striving to manage this risk, we monitor economic conditions
in value if interest rates rise.                            and the interest rate environment and may adjust the Fund's duration or average maturity as a defensive measure against
Inflation-protected debt securities tend to react to        interest rate risk.
changes in real interest rates. Real interest rates
represent nominal (stated) interest rates by the expected   We will not invest in swaps with maturities of more than two
impact of inflation. In general, the price of in an         years.  Each business day we will calculate the amount the Fund
inflation-protected debt security can fall when real        must pay for swaps it holds and will segregate enough cash or
interest rates rise, and can rise when real interest        other liquid securities to cover that amount.
rates fall. Interest payments on inflation-protected debt
securities can be unpredictable and will vary as the        We will seek to maintain the Fund's interest rate sensitivity at
principal and/or interest is adjusted for inflation.        a level approximating that of the Lehman Brothers TIPS Index.

Swaps may be particularly sensitive to interest rate
changes.  Depending on the actual movements of interest
rates and how well the portfolio manager anticipates
them, a fund could experience a higher or lower return
than anticipated.
----------------------------------------------------------- ------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the       We maintain a long-term investment approach and focus on high
securities in a certain market -- like the stock or bond    quality individual bonds that we believe can provide a steady
market -- will decline in value because of factors such     stream of income regardless of interim fluctuations in the bond
as economic conditions, future expectations or investor     market. We do not buy and sell securities for short-term
confidence.                                                 purposes.

Index swaps are subject to the same market risks as the     In evaluating the use of an index swap, we carefully consider
investment market or sector that the index represents.      how market changes could affect the swap and how that compares
Depending on the actual movements of the index and how      to us investing directly in the market the swap is intended to
well the portfolio manager forecasts those movements, a     represent.
fund could experience a higher or lower return than
anticipated.
----------------------------------------------------------- ------------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer (or     As most inflation protected securities are issued by the U.S.
an entity that insures the bond) will be unable to make     Treasury, a focus on U.S. Treasury securities and other
timely payments of interest and principal.                  securities that are backed by the U.S. government, we may
                                                            minimize the possibility that any of the securities in our portfolio will not pay interest or principal.  U.S. government securities are generally considered to be of the highest
                                                            quality.

                                                            When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot    We limit the percentage of the portfolio that can be invested in
be readily sold within seven days at approximately the      illiquid securities.
price that a fund has valued them.
                                                            U.S. Treasuries and other U.S. Government debt securities are typically the most liquid securities available. Therefore, liquidity risk may not be a significant risk for this Fund.

----------------------------------------------------------- ------------------------------------------------------------------
PREPAYMENT RISK is the risk that the principal on a bond    Homeowners or others who have mortgages are more likely to
that a fund owns will be prepaid prior to maturity at a     prepay them when interest rates are relatively low.  In order to
time when interest rates are lower than what that bond      manage this risk, when interest rates are low or when we
was paying. The Fund would then have to reinvest that       anticipate that rates will be declining, we look for mortgage
money at a lower interest rate.                             securities that we believe are less likely to be prepaid, such as those that have interest rates lower than current rates or have low remaining loan balances.
----------------------------------------------------------- ------------------------------------------------------------------

NON-DIVERSIFIED FUNDS RISK: Non-diversified investment      The Fund will not be diversified under the Investment Company
companies have the flexibility to invest as much as 50%     Act of 1940. Although the Fund may invest a significant portion
of their assets in as few as two issuers with no single     of its assets in a particular industry and related industries,
issuer accounting for more than 25% of the portfolio.       it generally will not be heavily invested in any single issuer.
The remaining 50% of the portfolio must be diversified so
that no more than 5% of a fund's assets is invested in
the securities of a single issuer.  Since a
non-diversified fund may invest its assets in fewer
issuers, the value of fund shares may increase or
decrease more rapidly than if the fund were fully
diversified because changes in the price of any one
portfolio security may affect a larger portion of the
fund's overall assets.
----------------------------------------------------------- ------------------------------------------------------------------
DERIVATIVES RISK is the possibility that a Fund may         We will use derivatives for defensive purposes, such as to
experience a significant loss if it employs a derivatives   protect gains or hedge against potential losses in the portfolio
strategy (including a strategy involving swaps such as      without actually selling a security, to neutralize the impact of
interest rate swaps, index swaps and credit default         interest rate changes, to affect diversification or to earn
swaps) related to a security or a securities index and      additional income. We will not use derivatives for reasons
that security or index moves in the opposite direction      inconsistent with our investment objectives.
from what the portfolio manager had anticipated. Another
risk of derivative transactions is the creditworthiness
of the counterparty because the transaction depends on
the willingness and ability of the counterparty to
fulfill its contractual obligations. Derivatives also
involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.

------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.00% of average daily net assets.

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's Statement of Additional Information.

PORTFOLIO MANAGER
Stephen R. Cianci has primary responsibility for making day-to-day decisions for the Fund.

STEPHEN R. CIANCI, CFA, Senior Vice President/Senior Portfolio Manager, began his career at Delaware Investments in1992 as an investment grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed securities analyst. Furthermore, he leads the intermediate and limited-term mandates. He is an adjunct professor of finance at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

The Statement of Additional Information for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------        THE FUND      ------------------       Mellon Bank, N.A.
    2005 Market Street                                -------------------                         One Mellon Center
Philadelphia, PA 19103-7094                           |                 |                       Pittsburgh, PA 15258
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
    PORTFOLIO MANAGER                   Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page [__] for details)             ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution, including mutual funds managed by the Fund's investment manager, is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 89000403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and its possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded in U.S. markets only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently to the extent it invests in securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You may also fax your written request to 215 255-8864. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

HOUSEHOLDING
If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will also distribute net capital gains, if any, at least annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

The Fund's distributions may exceed its taxable income and capital gains realized during a particular tax year. If this should occur, all or a portion of the distributions made in the same tax year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUNDS OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

PORTFOLIO HOLDINGS
The Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.

FINANCIAL HIGHLIGHTS
The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

----------------------------------------------------------------------------------------------------------------
DELAWARE INFLATION PROTECTED BOND FUND                                                      INSTITUTIONAL CLASS
                                                                                          ----------------------
                                                                                                   12/1/2004(1)
                                                                                                             TO
                                                                                                        7/31/05
----------------------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------------------- ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $10.000
----------------------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------------------- ----------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------- ----------------------
Net investment income(2)                                                                                  0.339
----------------------------------------------------------------------------------------- ----------------------
Net realized and unrealized loss on investments and foreign currencies                                  (0.076)
                                                                                                        -------
----------------------------------------------------------------------------------------- ----------------------
Total from investment operations                                                                          0.263
                                                                                                        -------
----------------------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------------------- ----------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------- ----------------------
Net investment income                                                                                   (0.343)
                                                                                                        -------
----------------------------------------------------------------------------------------- ----------------------
Total dividends and distributions                                                                       (0.343)
                                                                                                        -------
----------------------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------------------- ----------------------
NET ASSET VALUE, END OF PERIOD                                                                          $ 9.920
                                                                                                        =======
----------------------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------------------- ----------------------
TOTAL RETURN(3)                                                                                           2.61%
----------------------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------------------- ----------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------- ----------------------
Net assets, end of period (000 omitted)                                                                  $2,052
----------------------------------------------------------------------------------------- ----------------------
Ratio of expenses to average net assets                                                                   0.50%
----------------------------------------------------------------------------------------- ----------------------
Ratio of expenses to average net assets                                                                   3.26%
   prior to expense limitations and expenses paid indirectly(4)
----------------------------------------------------------------------------------------- ----------------------
Ratio of net investment income to average net assets                                                      5.07%
----------------------------------------------------------------------------------------- ----------------------
Ratio of net investment income to average net assets                                                      2.31%
   prior to expense limitations and expenses paid indirectly(4)
----------------------------------------------------------------------------------------- ----------------------
Portfolio turnover                                                                                         360%
----------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.
(4) Includes 0.02% of expenses paid indirectly.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT (LOSS)
Net investment (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends-Dividends from net investment income."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income Securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, corporations, or foreign governments whose principal and interest payments, unlike those of conventional bonds, are adjusted over time to reflect inflation.

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX
An index composed of inflation-indexed securities issued by the U.S. Treasury.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

DELAWARE INFLATION
PROTECTED BOND FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
[X] For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Inflation Protected
Bond Fund
                                        CUSIP           NASDAQ
                                        -----           ------

Institutional Class                     246094858       DIPIX

Investment Company Act file number: 811-1485


PR-003 [--] IVES 11/05

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME











PROSPECTUS        NOVEMBER 28, 2005
--------------------------------------------------------------------------------

                  DELAWARE INFLATION PROTECTED BOND FUND
                  CLASS A [] CLASS B [] CLASS C















The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                                  PAGE
Delaware Inflation Protected Bond Fund

HOW WE MANAGE THE FUND                                        PAGE
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Disclosure of portfolio holdings information


WHO MANAGES THE FUND                                          PAGE
Investment manager
Portfolio manager
Who's who?

ABOUT YOUR ACCOUNT                                            PAGE
Investing in the Fund
                  Choosing a share class
                  Dealer compensation
How to reduce your sales charge
How to buy shares
Retirement plans
How to redeem shares
Account minimums

Frequent trading of Fund shares

Special services
Dividends, distributions and taxes
Certain management considerations

FINANCIAL HIGHLIGHTS                                          PAGE

GLOSSARY                                                      PAGE

PROFILE: DELAWARE INFLATION PROTECTED BOND FUND

WHAT IS THE FUND'S GOAL?
Delaware Inflation Protected Bond Fund seeks to provide inflation protection and current income. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We will seek to maintain the Fund's interest rate sensitivity at a level approximating that of the Lehman Brothers U.S. Treasury Inflation Protected Securities ("TIPS") Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different securities held by the Fund, a change in the price of any single security may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
  o  Investors with medium- or long-range goals.
  o  Investors seeking a real rate of return from their investments.
  o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
  o  Investors who want protection against inflation.

WHO SHOULD NOT INVEST IN THE FUND
  o  Investors with very short-term financial goals.
  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
  o  Investors seeking long-term growth of capital.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHAT ARE THE FUND'S FEES AND EXPENSES?

----------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid           CLASS                                              A           B           C
directly from your investments when   -------------------------------------------------- ----------- ----------- -----------
you buy or sell shares of the Fund.   Maximum sales charge (load) imposed on purchases   4.50%       none        none
                                      as a percentage of offering price
                                      -------------------------------------------------- ----------- ----------- -----------
                                      Maximum contingent deferred sales charge (load)    none(1)     4.00%(2)    1.00%(3)
                                      as a percentage of original purchase price or
                                      redemption price, whichever is lower
                                      -------------------------------------------------- ----------- ----------- -----------
                                      Maximum sales charge (load) imposed on             none        none        none
                                      reinvested dividends
                                      -------------------------------------------------- ----------- ----------- -----------
                                      Redemption fees                                    none        none        none
                                      -------------------------------------------------- ----------- ----------- -----------
                                      Exchange fees(4)                                   none        none        none
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are    Management fees                                    0.45%       0.45%       0.45%
deducted from the Fund's assets.      -------------------------------------------------- ----------- ----------- -----------
                                      Distribution and service (12b-1) fees(5)           0.25%       1.00%       1.00%
                                      -------------------------------------------------- ----------- ----------- -----------
                                      Other expenses(8)                                  2.81%       2.80%       2.80%
                                      -------------------------------------------------- ----------- ----------- -----------
                                      Total operating expenses(6)                        3.51%       4.25%       4.25%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help                                            B                             C
you compare the cost of investing     CLASS         A            B          (IF REDEEMED)      C          (IF REDEEMED)
in the Fund to the cost of            ------------- ------------ ---------- ------------------ ---------- -----------------
investing in other mutual funds       1 year             $  788      $  427             $  827     $  427            $  527
with similar investment               ------------- ------------ ---------- ------------------ ---------- -----------------
objectives. We show the cumulative    3 years            $1,478      $1,289             $1,514     $1,289            $1,289
amount of Fund expenses on a          ------------- ------------ ---------- ------------------ ---------- -----------------
hypothetical investment of $10,000    5 years            $2,190      $2,165             $2,315     $2,165            $2,165
with an annual 5% return over the     ------------- ------------ ---------- ------------------ ---------- -----------------
time shown.(7) This is an example     10 years           $4,063      $4,266             $4,260     $4,413            $4,413
only, and does not represent          -------------------------------------------------------------------------------------
future expenses, which may be
greater or less than those shown
here.
---------------------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) Class A shares are subject to a 12b-1 fee of 0.25% of average daily net assets, Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets.
(6) The investment manager has voluntarily agreed to waive fees and pay expenses through November 30, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current voluntary fee waivers and reimbursements.

-------------------------------------------------------------------------------------------------------------
FUND OPERATING EXPENSES including      CLASS                                         A          B          C
voluntary expense caps in effect       ------------------------------------- ---------- ---------- ----------
through November 30, 2006.             Management fees                            none       none       none
                                       ------------------------------------- ---------- ---------- ----------
                                       Distribution and service (12b-1) fees     0.25%      1.00%      1.00%
                                       ------------------------------------- ---------- ---------- ----------
                                       Other expenses                            0.50%      0.50%      0.50%
                                       ------------------------------------- ---------- ---------- ----------
                                       Total operating expenses                  0.75%      1.50%      1.50%
-------------------------------------------------------------------------------------------------------------

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(8) Other expenses in the table differ between classes due to the rounding of the expenses.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. The Fund invests in a mix of fixed-income securities.

In selecting bonds for the Fund, the portfolio manager conducts a careful analysis of economic and market conditions, analyzing a security's structural features and current price relative to its value, short-term trading opportunities resulting from market inefficiencies, and the credit quality of the issuer, seeking to identify securities or market sectors that he thinks are the best investments for the Fund. The portfolio manager would then allocate the Fund's assets in different market sectors (government or corporate), different issuers (domestic or foreign), and different maturities based on his view of the relative value of each sector, issuer or maturity. The portfolio manager's overall strategy is to select securities that we believe have the potential for inflation protection and current income.

The weighted average maturity of the Fund will typically be between five and 20 years. This is considered an intermediate range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer us attractive income potential with lower price fluctuations than longer-term bonds.

The Fund may also invest up to 10% of its net assets in high-yield securities, corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. The Fund may also invest up to 10% of its net assets in securities denominated in foreign currencies and may invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

While management believes that the Fund's investment objective would best be attained by investing in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations, the Fund also invests in other securities including, but not limited to, mortgage and asset-backed securities, commercial mortgage-backed securities, options, futures contracts, forward contracts, swap agreements, commodity linked notes, and loan participations.

In addition, the Fund is considered non-diversified and could invest a greater portion of its assets in individual issuers than a diversified fund. As a result changes in a single security could cause greater fluctuation in share price than what would occur in a more diversified fund.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
INFLATION PROTECTED DEBT SECURITIES: Securities whose        Under normal circumstances, the Fund will invest at least
principal and/or interest payments are adjusted for          80% of its net assets in inflation protected debt
inflation, unlike traditional debt securities that make      securities issued by the U.S. government, its agencies or
fixed principal and interest payments.                       instrumentalities, foreign governments and corporations.
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a corporation.   The Fund may invest in corporate bonds if we believe they
                                                             will help meet the Fund's objectives.
Debt securities within the top rating categories comprise
what are known as high-grade bonds and are regarded as
having a strong ability to pay principal and interest.
Securities in the fourth category are known as
medium-grade bonds and are regarded as having an adequate
capacity to pay principal and interest but with greater
vulnerability to adverse economic conditions and
speculative characteristics.
------------------------------------------------------------ --------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations          The Funds may invest in direct U.S. government obligations;
including bills, notes, bonds as well as other debt          however, these securities will typically be a smaller
securities issued by the U.S. Treasury and securities of     percentage of the portfolio because they generally do not
U.S. government agencies or instrumentalities.               offer as high a level of current income as other
                                                             fixed-income securities the Funds may invest in.
------------------------------------------------------------ --------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that     We may invest in government-related mortgage-backed
represent pools of mortgages, with investors receiving       securities and in privately issued mortgage-backed
principal and interest payments as the underlying mortgage   securities if they are 100% collateralized at the time of
loans are paid back. Many are issued and guaranteed          issuance by securities issued or guaranteed by the U.S.
against default by the U.S. government or its agencies or    government, its agencies or instrumentalities. These
instrumentalities, such as the Federal Home Loan Mortgage    privately issued mortgage-backed securities we invest in are
Corporation, Federal National Mortgage Association and the   either collateralized mortgage obligations (CMOs) or real
Government National Mortgage Association. Others are         estate mortgage investment conduits (REMICs).  We currently
issued by private financial institutions, with some fully    invest in these government-backed privately issued CMOs and
collateralized by certificates issued or guaranteed by the   REMICs only if they are rated in the two highest grades by a
U.S. government or its agencies or instrumentalities.        nationally recognized statistical rating organization
                                                             (NRSRO) at the time of purchase.

                                                             We may also invest in privately issued mortgage-backed
                                                             securities that are not collateralized by U.S. government
                                                             securities and are not directly guaranteed by the U.S.
                                                             government in any way.  They are secured by the underlying collateral of the private issuer.  These include CMOs,
                                                             REMICs and commercial mortgage-backed securities.  We may
                                                             invest in these securities only if they are rated in the
                                                             highest quality category by an NRSRO.
------------------------------------------------------------ --------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts   We may invest only in asset-backed securities rated BBB- or
receivable, including home equity, automobile or credit      higher by an NRSRO.
loans.
------------------------------------------------------------ --------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF U.S. AND          We may invest in certificates of deposit and obligations
FOREIGN BANKS: Interest paying debt instruments issued by    from banks that have assets of at least one billion dollars.
a bank.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt obligations      We may invest in commercial paper that is rated P-1 by
with maturities ranging from two to 270 days, issued by      Moody's and/or A-1 by S&P.
companies.
------------------------------------------------------------ --------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of       Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities,    investment for the Fund's cash position. In order to enter
in which the seller agrees to buy the securities back        into these repurchase agreements, the Fund must have
within a specified time at the same price the buyer paid     collateral of at least 102% of the repurchase price.  The
for them, plus an amount equal to an agreed upon interest    Fund will only enter into repurchase agreements in which the
rate. Repurchase agreements are often viewed as equivalent   collateral is comprised of U.S. government securities.
to cash.
------------------------------------------------------------ --------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or     At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon   to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or    them. We might use options or futures to neutralize the
may not choose to go through with the transaction.  The      effect of any price declines, without selling a bond or
seller of an option, however, must go through with the       bonds, or as a hedge against changes in interest rates.  We
transaction if its purchaser exercises the option.           may also sell an option contract (often referred to as
                                                             "writing" an option) to earn additional income for the Fund.
Futures contracts are agreements for the purchase or sale
of a security or a group of securities at a specified        Use of these strategies can increase the operating costs of
price, on a specified date.  Unlike purchasing an option,    the Fund and can lead to loss of principal.
a futures contract must be executed unless it is sold
before the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------ --------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose     We may invest in privately placed securities including those
resale is restricted under securities law.                   that are eligible for resale only among certain
                                                             institutional buyers without registration, which are
                                                             commonly known as Rule 144A Securities. Restricted
                                                             securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is
                                                             described below.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                  HOW WE USE THEM
------------------------------------------------------------ --------------------------------------------------------------
INTEREST RATE SWAP, INDEX SWAP AND CREDIT DEFAULT SWAP       We may use interest rate swaps to adjust a Fund's
AGREEMENTS: In an interest rate swap, a fund receives        sensitivity to interest rates or to hedge against changes in
payments from another party based on a variable or           interest rates. Index swaps may be used to gain exposure to
floating interest rate, in return for making payments        markets that a Fund invests in, such as the corporate bond
based on a fixed interest rate. An interest rate swap can    market. We may also use index swaps as a substitute for
also work in reverse with a fund receiving payments based    futures or options contracts if such contracts are not
on a fixed interest rate and making payments based on a      directly available to the Fund on favorable terms. We may
variable or floating interest rate. In an index swap, a      enter into credit default swaps in order to hedge against a
fund receives gains or incurs losses based on the total      credit event, to enhance total return or to gain exposure to
return of a specified index, in exchange for making          certain securities or markets.
interest payments to another party. An index swap can also
work in reverse with a fund receiving interest payments
from another party in exchange for movements in the total
return of a specified index. In a credit default swap, a
fund may transfer the financial risk of a credit event
occurring (a bond default, bankruptcy, restructuring,
etc.) on a particular security or basket of securities to
another party by paying that party a periodic premium;
likewise, a fund may assume the financial risk of a credit
event occurring on a particular security or basket of
securities in exchange for receiving premium payments from
another party. Interest rate swaps, index swaps and credit
default swaps may be considered to be illiquid.

------------------------------------------------------------ --------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready     We may invest up to 15% of total assets in illiquid
market and cannot be easily sold within seven days at        securities.
approximately the price that a fund has valued them.
---------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

BORROWING FROM BANKS
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

TEMPORARY DEFENSIVE POSITIONS
In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
INTEREST RATE risk is the risk that securities,             Interest rate risk is the most significant risk for this Fund.
particularly bonds with longer maturities, will decrease    In striving to manage this risk, we monitor economic conditions
in value if interest rates rise.                            and the interest rate environment and may adjust the Fund's duration or average maturity as a defensive measure against
Inflation-protected debt securities tend to react to        interest rate risk.
changes in real interest rates. Real interest rates
represent nominal (stated) interest rates by the expected   We will not invest in swaps with maturities of more than two
impact of inflation. In general, the price of in an         years.  Each business day we will calculate the amount the Fund
inflation-protected debt security can fall when real        must pay for swaps it holds and will segregate enough cash or
interest rates rise, and can rise when real interest        other liquid securities to cover that amount.
rates fall. Interest payments on inflation-protected debt
securities can be unpredictable and will vary as the        We will seek to maintain the Fund's interest rate sensitivity at
principal and/or interest is adjusted for inflation.        a level approximating that of the Lehman Brothers TIPS Index.

Swaps may be particularly sensitive to interest rate
changes.  Depending on the actual movements of interest
rates and how well the portfolio manager anticipates
them, a fund could experience a higher or lower return
than anticipated.
----------------------------------------------------------- ------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the       We maintain a long-term investment approach and focus on high
securities in a certain market -- like the stock or bond    quality individual bonds that we believe can provide a steady
market -- will decline in value because of factors such     stream of income regardless of interim fluctuations in the bond
as economic conditions, future expectations or investor     market. We do not buy and sell securities for short-term
confidence.                                                 purposes.

Index swaps are subject to the same market risks as the     In evaluating the use of an index swap, we carefully consider
investment market or sector that the index represents.      how market changes could affect the swap and how that compares
Depending on the actual movements of the index and how      to us investing directly in the market the swap is intended to
well the portfolio manager forecasts those movements, a     represent.
fund could experience a higher or lower return than
anticipated.
----------------------------------------------------------- ------------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer (or     As most inflation protected securities are issued by the U.S.
an entity that insures the bond) will be unable to make     Treasury, a focus on U.S. Treasury securities and other
timely payments of interest and principal.                  securities that are backed by the U.S. government, we may
                                                            minimize the possibility that any of the securities in our portfolio will not pay interest or principal.  U.S. government securities are generally considered to be of the highest
                                                            quality.

                                                            When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          RISKS                                               HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------- ------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot    We limit the percentage of the portfolio that can be invested in
be readily sold within seven days at approximately the      illiquid securities.
price that a fund has valued them.
                                                            U.S. Treasuries and other U.S. Government debt securities are typically the most liquid securities available. Therefore, liquidity risk may not be a significant risk for this Fund.

----------------------------------------------------------- ------------------------------------------------------------------
PREPAYMENT RISK is the risk that the principal on a bond    Homeowners or others who have mortgages are more likely to
that a fund owns will be prepaid prior to maturity at a     prepay them when interest rates are relatively low.  In order to
time when interest rates are lower than what that bond      manage this risk, when interest rates are low or when we
was paying. The Fund would then have to reinvest that       anticipate that rates will be declining, we look for mortgage
money at a lower interest rate.                             securities that we believe are less likely to be prepaid, such as those that have interest rates lower than current rates or have low remaining loan balances.
----------------------------------------------------------- ------------------------------------------------------------------

NON-DIVERSIFIED FUNDS RISK: Non-diversified investment      The Fund will not be diversified under the Investment Company
companies have the flexibility to invest as much as 50%     Act of 1940. Although the Fund may invest a significant portion
of their assets in as few as two issuers with no single     of its assets in a particular industry and related industries,
issuer accounting for more than 25% of the portfolio.       it generally will not be heavily invested in any single issuer.
The remaining 50% of the portfolio must be diversified so
that no more than 5% of a fund's assets is invested in
the securities of a single issuer.  Since a
non-diversified fund may invest its assets in fewer
issuers, the value of fund shares may increase or
decrease more rapidly than if the fund were fully
diversified because changes in the price of any one
portfolio security may affect a larger portion of the
fund's overall assets.
----------------------------------------------------------- ------------------------------------------------------------------
DERIVATIVES RISK is the possibility that a Fund may         We will use derivatives for defensive purposes, such as to
experience a significant loss if it employs a derivatives   protect gains or hedge against potential losses in the portfolio
strategy (including a strategy involving swaps such as      without actually selling a security, to neutralize the impact of
interest rate swaps, index swaps and credit default         interest rate changes, to affect diversification or to earn
swaps) related to a security or a securities index and      additional income. We will not use derivatives for reasons
that security or index moves in the opposite direction      inconsistent with our investment objectives.
from what the portfolio manager had anticipated. Another
risk of derivative transactions is the creditworthiness
of the counterparty because the transaction depends on
the willingness and ability of the counterparty to
fulfill its contractual obligations. Derivatives also
involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.

------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.00% of average daily net assets.

A discussion regarding the basis for the board of trustees approving the investment advisory contract of the Fund is available in the Fund's Statement of Additional Information.

PORTFOLIO MANAGER
Stephen R. Cianci has primary responsibility for making day-to-day decisions for the Fund.

STEPHEN R. CIANCI, CFA, Senior Vice President/Senior Portfolio Manager, began his career at Delaware Investments in1992 as an investment grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed securities analyst. Furthermore, he leads the intermediate and limited-term mandates. He is an adjunct professor of finance at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

The Statement of Additional Information for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------        THE FUND      ------------------       Mellon Bank, N.A.
    2005 Market Street                                -------------------                         One Mellon Center
Philadelphia, PA 19103-7094                           |                 |                       Pittsburgh, PA 15258
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
    PORTFOLIO MANAGER                   Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page [__] for details)             ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

CLASS A SALES CHARGES
The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

------------------------------------------------------------------------------------------------------------------------------------
                                               Sales charge                  Sales charge                    Dealer's commission
Amount of purchase                                as % of                        as %                               as %
                                              offering price              of amount invested                  of offering price
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
Less than $100,000                                 4.50%                         5.13%                              4.00%
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
$100,000 but under $250,000                        3.50%                         4.00%                              3.00%
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
$250,000 but under $500,000                        2.50%                         3.00%                              2.00%
--------------------------------------------- ---------------- ------------------------------------------ --------------------------
$500,000 but under $1,000,000                      2.00%                         2.44%                              1.60%
------------------------------------------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer's Compensation below for a description of the amount of dealer commission paid.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Sales charge                  Sales charge               Dealer's commission
Amount of purchase                                    as % of                       as % of                       as % of
                                                  offering price                amount invested                Offering price
-------------------------------------------- -------------------------- -------------------------------- ---------------------------

$1 million up to $5 million                            none                          none                          1.00%

-------------------------------------------- -------------------------- -------------------------------- ---------------------------
Next $20 million
Up to $25 million                                      none                          none                          0.50%

-------------------------------------------- -------------------------- -------------------------------- ---------------------------

Amount over $25 million                                none                          none                          0.25%

------------------------------------------------------------------------------------------------------------------------------------

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares, if applicable.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION
Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

----------------------------------------------------------------------------------------
                                         CLASS A(1)       CLASS B(2)       CLASS C(3)
------------------------------------- --------------- ----------------- ----------------
COMMISSION (%)                             ---             4.00%             1.00%
------------------------------------- --------------- ----------------- ----------------
Investment up to $99,999                  4.00%             ---               ---
------------------------------------- --------------- ----------------- ----------------
$100,000 to $249,999                      3.00%             ---               ---
------------------------------------- --------------- ----------------- ----------------
$250,000 to $499,999                      2.00%             ---               ---
------------------------------------- --------------- ----------------- ----------------
$500,000 to $999,999                      1.60%             ---               ---
------------------------------------- --------------- ----------------- ----------------
$1,000,000 to $4,999,999                  1.00%             ---               ---
------------------------------------- --------------- ----------------- ----------------
$5,000,000 to $24,999,999                 0.50%             ---               ---
------------------------------------- --------------- ----------------- ----------------
$25,000,000 or more                       0.25%             ---               ---
------------------------------------- --------------- ----------------- ----------------
12B-1 FEE TO DEALER                       0.25%            0.25%             1.00%
----------------------------------------------------------------------------------------

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.25% 12b-1 fee applicable to Class A shares, however, a waiver may be in effect. See "What are the Fund's fees and expenses" above for more information.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.25% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SHARE CLASS
PROGRAM                     HOW IT WORKS                                      A                     B                      C
--------------------------- --------------------------------------- ----------------------------------------------------------------
LETTER OF INTENT            Through a Letter of Intent you agree              X            Although the Letter of Intent and Rights
                            to invest a certain amount in                                  of Accumulation do not apply to the
                            Delaware Investments funds (except                             purchase of Class B and Class C shares,
                            money market funds with no sales                               you can combine your purchase of Class A
                            charge) over a 13-month period to                              shares with your purchase of Class B and
                            qualify for reduced front-end sales                            Class C shares to fulfill your Letter of
                            charges.                                                       Intent or qualify for Rights of
                                                                                           Accumulation.
--------------------------- --------------------------------------- ----------------------
RIGHTS OF ACCUMULATION      You can combine your holdings or                  X
                            purchases of all funds in the
                            Delaware Investments family (except
                            money market funds with no sales
                            charge) as well as the holdings and
                            purchases of your spouse and children
                            under 21 to qualify for reduced
                            front-end sales charges.
--------------------------- --------------------------------------- ---------------------- -----------------------------------------
REINVESTMENT OF REDEEMED    Up to 12 months after you redeem        For Class A, you       For Class B, your      Not available.
SHARES                      shares, you can reinvest the proceeds   will not have to pay   account will be
                            without paying a sales charge as        an additional          credited with the
                            noted to the right.                     front-end sales        contingent deferred
                                                                    charge.                sales charge you
                                                                                           previously paid on
                                                                                           the amount you are
                                                                                           reinvesting. Your
                                                                                           schedule for
                                                                                           contingent deferred
                                                                                           sales charges and
                                                                                           conversion to Class
                                                                                           A will not start
                                                                                           over again; it will
                                                                                           pick up from the
                                                                                           point at which you
                                                                                           redeemed your shares.
--------------------------- --------------------------------------- ---------------------- -----------------------------------------
SIMPLE IRA, SEP IRA,        These investment plans may qualify                X            There is no reduction in sales charges
SARSEP, PROTOTYPE PROFIT    for reduced sales charges by                                   for Class B or Class C shares for group
SHARING, PENSION, 401(K),   combining the purchases of all                                 purchases by retirement plans.
SIMPLE 401(K), 403(B)(7),   members of the group. Members of
AND 457 RETIREMENT PLANS    these groups may also qualify to
                            purchase shares without a front-end
                            sales charge and may qualify for a
                            waiver of any contingent deferred
                            sales charges.
------------------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 89000403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more. The minimum initial purchase for a Coverdell Education Savings Account (formerly and "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and its possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded in U.S. markets only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently to the extent it invests in securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESAs, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

HOUSEHOLDING
If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Online Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will also distribute net capital gains, if any, at least annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

The Fund's distributions may exceed its taxable income and capital gains realized during a particular tax year. If this should occur, all or a portion of the distributions made in the same tax year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUNDS OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

PORTFOLIO HOLDINGS
The Fund's full portfolio holdings list is published monthly, with thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.

FINANCIAL HIGHLIGHTS
The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

--------------------------------------------------------------------------------------------------------------------------
DELAWARE INFLATION PROTECTED BOND FUND                                         CLASS A           CLASS B          CLASS C
                                                                       ---------------- ----------------- ----------------
                                                                          12/1/2004(1)      12/1/2004(1)     12/1/2004(1)
                                                                                    TO                TO               TO
                                                                               7/31/05           7/31/05          7/31/05
---------------------------------------------------------------------- ---------------- ----------------- ----------------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
                                                                               $10.000           $10.000          $10.000
NET ASSET VALUE, BEGINNING OF PERIOD
---------------------------------------------------------------------- ---------------- ----------------- ----------------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Net investment income(2)                                                         0.332             0.313            0.314
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Net realized and unrealized loss on investments and foreign
currencies                                                                     (0.075)           (0.074)          (0.075)
                                                                               -------           -------          -------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Total from investment operations                                                 0.257             0.239            0.239
                                                                               -------           -------          -------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Net investment income                                                          (0.337)           (0.319)          (0.319)
                                                                               -------           -------          -------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Total dividends and distributions                                              (0.337)           (0.319)          (0.319)
                                                                               -------           -------          -------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
NET ASSET VALUE, END OF PERIOD                                                 $ 9.920           $ 9.920          $ 9.920
                                                                               =======           =======          =======
---------------------------------------------------------------------- ---------------- ----------------- ----------------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
TOTAL RETURN(3)                                                                  2.55%             2.37%            2.37%
---------------------------------------------------------------------- ---------------- ----------------- ----------------
---------------------------------------------------------------------- ---------------- ----------------- ----------------
RATIOS AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Net assets, end of period (000 omitted)                                         $2,676              $544             $530
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Ratio of expenses to average net assets                                          0.61%             0.88%            0.87%
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Ratio of expenses to average net assets                                          3.51%             4.25%            4.25%
   prior to expense limitations and expenses paid indirectly(4)
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Ratio of net investment income to average net assets                             4.95%             4.68%            4.69%
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Ratio of net investment income to average net assets                             2.05%             1.31%            1.31%
   prior to expense limitations and expenses paid indirectly(4)
---------------------------------------------------------------------- ---------------- ----------------- ----------------
Portfolio turnover                                                                360%              360%             360%
--------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.
(4) Includes 0.02% of expenses paid indirectly.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT (LOSS)
Net investment (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends-Dividends from net investment income."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income Securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, corporations, or foreign governments whose principal and interest payments, unlike those of conventional bonds, are adjusted over time to reflect inflation.

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX
An index composed of inflation-indexed securities issued by the U.S. Treasury.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

DELAWARE INFLATION
PROTECTED BOND FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918
Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:
[X]  For fund information, literature, price, yield and performance figures.
[X] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
[X] For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Inflation Protected Bond
Fund
                                     CUSIP            NASDAQ
                                     -----            ------

Class A                              246094882        DIPAX
Class B                              246094874        DIPBX
Class C                              246094866        DIPCX

Investment Company Act file number: 811-1485


PR-003 [--] IVES 11/05

                                                            ------------------------------------------------------------------------
Delaware Investments includes funds with a wide range of
investment objectives. Stock funds, income funds,           DELAWARE GROUP GOVERNMENT FUND
national and state-specific tax-exempt funds, money
market funds, global and international funds and            ------------------------------------------------------------------------
closed-end equity funds give investors the ability to       DELAWARE AMERICAN GOVERNMENT BOND FUND
create a portfolio that fits their personal financial       DELAWARE INFLATION PROTECTED BOND FUND
goals. For more information, shareholders of the Class A,
B, C and R Shares should contact their financial advisor    A CLASS
or call Delaware Investments at 800 523-1918, and           B CLASS
shareholders of the Institutional Class should contact      C CLASS
Delaware Investments at 800 510-4015.                       R CLASS (DELAWARE AMERICAN GOVERNMENT BOND FUND ONLY)
                                                            INSTITUTIONAL CLASS
                                                            ------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT                                          PART B
Delaware Service Company, Inc.
2005 Market Street                                          STATEMENT OF
Philadelphia, PA 19103-7094                                 ADDITIONAL INFORMATION

LEGAL COUNSEL                                               ------------------------------------------------------------------------
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street                                          NOVEMBER 29, 2005
Philadelphia, PA 19103-7094


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103


CUSTODIAN
DELAWARE AMERICAN GOVERNMENT BOND                           Delaware
FUND ONLY:                                                  Investments(R)
JPMorgan Chase Bank                                         -----------------------------------
4 Chase Metrotech Center                                    A member of Lincoln Financial Group
Brooklyn, NY 11245
DELAWARE INFLATION PROTECTED BOND FUND ONLY:
Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 29, 2005

                         DELAWARE GROUP GOVERNMENT FUND
                     DELAWARE AMERICAN GOVERNMENT BOND FUND
                     DELAWARE INFLATION PROTECTED BOND FUND

                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF
        CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES
                 (DELAWARE AMERICAN GOVERNMENT BOND FUND ONLY):
                             NATIONWIDE 800 523-1918

        FOR MORE INFORMATION ABOUT THE INSTITUTIONAL CLASS: 800 510-4015

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500


         Delaware Group Government Fund (the "Trust") is a professionally-managed mutual fund of the series type which currently offers two series of shares: Delaware American Government Bond Fund and Delaware Inflation Protected Bond Fund (individually, a "Fund" and collectively, the "Funds"). The Funds offer Class A Shares, Class B Shares, Class C Shares and Class R Shares (Delaware American Government Bond Fund only) (together referred to as the "Fund Classes"), and Institutional Class Shares (the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares of the Trust, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Fund Classes and Institutional Classes dated November 29, 2005, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of the independent registered public accounting firm are Ernst & Young LLP from the Annual Report of each Fund into this Part B. The Annual Report of each Fund will accompany any request for Part B. The Annual Report of each Fund can be obtained, without charge, by calling 800 523-1918.


--------------------------------------------------- ------- -------------------------------------------------------- ------
TABLE OF CONTENTS                                     PAGE                                                            PAGE
--------------------------------------------------- ------- -------------------------------------------------------- ------
INVESTMENT POLICIES                                    2    DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS    53
--------------------------------------------------- ------- -------------------------------------------------------- ------
ACCOUNTING AND TAX ISSUES                             15    TAXES                                                      55
--------------------------------------------------- ------- -------------------------------------------------------- ------
PERFORMANCE INFORMATION                               17    INVESTMENT MANAGEMENT AGREEMENT                            57
--------------------------------------------------- ------- -------------------------------------------------------- ------
TRADING PRACTICES AND BROKERAGE                       22    PORTFOLIO MANAGERS                                         60
--------------------------------------------------- ------- -------------------------------------------------------- ------
PURCHASING SHARES                                     25    OFFICERS AND TRUSTEES                                      63
--------------------------------------------------- ------- -------------------------------------------------------- ------
INVESTMENT PLANS                                      37    GENERAL INFORMATION                                        72
--------------------------------------------------- ------- -------------------------------------------------------- ------
DETERMINING OFFERING PRICE AND NET ASSET VALUE        45    FINANCIAL STATEMENTS                                       76
--------------------------------------------------- ------- -------------------------------------------------------- ------
REDEMPTION AND EXCHANGE                               46    APPENDIX A -- RATINGS                                      77
--------------------------------------------------- ------- -------------------------------------------------------- ------

INVESTMENT POLICIES

INVESTMENT RESTRICTIONS
         FUNDAMENTAL INVESTMENT RESTRICTIONS - The Funds have adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a "majority" of the Funds' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         Each Fund may not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act") any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.


         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, each Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions for Delaware American Government Bond Fund only:

         The Fund may not:

          1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).

          2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in Section 12(d)(1)(A) of the 1940 Act.


         The Fund has been advised by the staff of the SEC that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.


          3. Make loans, except to the extent the purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

          4. Purchase or sell real estate but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

          5. Purchase more than 10% of the voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

          6. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

          7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          8. Write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c) write secured put options; (d) purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.

          9. Enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

         10. Purchase securities on margin, make short sales of securities or maintain a net short position.

         11. Invest in warrants or rights except where acquired in units or attached to other securities.


         12. Purchase or retain the securities of any issuer any of whose officers, trustees or security holders is a trustee or officer of the Trust or of its investment manager if or so long as the trustees and officers of the Trust and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.


         13. Invest in interests in oil, gas or other mineral exploration or development programs.

         14. Invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days or in other illiquid assets.

         15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. No investment securities will be purchased while the Fund has an outstanding borrowing.

         Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships.

         The following provides additional information regarding the Funds' investment policies.


         CORPORATE DEBT - Delaware American Government Bond Fund may invest in corporate notes and bonds rated A or above and the Inflation Protected Bond Fund may invest in corporate notes and bonds rated BBB- or above. Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of those categories of bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations.


         Excerpts from Standard & Poor's ("S&P") description of those categories of bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances.

         COMMERCIAL PAPER -- The Funds may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

         BANK OBLIGATIONS -- The Funds may invest in certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. The Funds will only buy short-term instruments in nations where risks are minimal. The Funds will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.

         GNMA SECURITIES -- The Funds may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates in which a Fund will invest are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

         The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

         The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

         MORTGAGE-BACKED SECURITIES -- In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Funds may also invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are (CMOs) and (REMICs). The Funds currently invest in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally recognized rating agency.

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of each Fund's net assets.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

         The Funds may also invest in CMOs, REMICs and commercial mortgage-backed securities ("CMBSs") that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities ("non-agency mortgage-backed securities"). These securities are secured by the underlying collateral of the private issuer. Each Fund may invest its assets in such privately-issued CMOs, REMICs and CMBSs only if the securities are rated in the top rating category by a nationally recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). The Funds may not invest more than 20% of their assets in securities, including CMOs, REMICs and CMBSs, that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities.


         CMBSs are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multi-family housing, retail shopping centers, office space, hotels and health care facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBSs are subject to credit risk, prepayment risk and extension risk. The Manager (as defined on page
7) addresses credit risk by investing in CMBSs that are rated in the top rating category by a nationally recognized statistical rating organization. Although prepayment risk is present, it is of a lesser degree in CMBSs than in the residential mortgage market. Unlike other asset classes, commercial loans have structural impediments to refinancing that include lockout periods, prepayment penalties, yield maintenance and defeasance. These devices reduce the uncertainty introduced by prepayment options. The Manager carefully analyzes the composition and proportions of various prepayment provisions to protect against unscheduled payments. Extension risk is the risk that balloon payments (i.e., the final payment on commercial mortgages, which are substantially larger than other periodic payments under the mortgage) are deferred beyond their originally scheduled date for payment. Extension risk measures the impact of a borrower's ability to pay the balloon payment in a timely fashion, while maintaining loan payments in accordance with the terms specified in the loan. For the investor, extension will increase the average life of the security, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Manager models and stress tests extension risk and invests only in structures where extension risk is acceptable under various scenarios.

         ASSET-BACKED SECURITIES -- The Funds may invest a portion of their assets in asset-backed securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans (i.e. receivables on loans to car dealers for cars used in their showrooms) and leases or other loans or financial receivables currently available or which may be developed in the future. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         PORTFOLIO LOAN TRANSACTIONS -- The Funds may loan up to 25% of their assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

         INTEREST RATE SWAPS -- The Funds may invest in interest rate swaps to the extent consistent with its investment objective and strategies. A Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate ("LIBOR"). The typical maximum term of an interest rate swap agreement ranges from one to 12 years. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Swap transactions provide several benefits to a Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a Fund is the weighted average of the durations of the Fund's fixed-income securities.

         If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, a Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         Other uses of swaps could help permit a Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, a Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgment proof due to insolvency, for example. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. A Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that the Funds will only engage in swap transactions to the extent consistent with their investment objectives and strategies, each Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         Each Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

         There is not a well developed secondary market for interest rate swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Each Fund will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, each Fund will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.


         CREDIT DEFAULT SWAPS - Each Fund may enter into credit default swap ("CDS") contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of the Fund's portfolio holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). A Fund also might use CDS contracts to create or vary exposure to securities or markets.

         CDS transactions may involve general market, illiquidity, counterparty and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund's investments in the CDS contracts will be limited to 15% of the Fund's total net assets (except Delaware Limited-Term Government Fund, Delaware American Government Bond Fund, Delaware Dividend Income Fund, Delaware Inflation Protected Bond Fund and Delaware Balanced Fund will be limited to 10% of each Fund's total net assets). As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

         As the seller of protection in a CDS contract, a Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a "Credit Event"). If a Credit Event occurs, a Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contact, a Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Fund would have credit exposure to the reference security (or basket of securities). A Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

         As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

         If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

         Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Fund to terminate the CDS contract.

         Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Fund's potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Fund's potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event occurs. CDS contracts do not involve the delivery of collateral to support each party's obligations; therefore, a Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.


         REPURCHASE AGREEMENTS -- In order to invest its short-term cash reserves or when in a temporary defensive posture, each Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of Delaware American Government Bond Fund's assets or 15% of Delaware Inflation Protected Bond Fund's assets, may be invested in illiquid securities, including repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by JPMorgan Chase Bank ("Custodian") in book entry form. Such agreements may be considered loans under the 1940 Act, but each Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

         OPTIONS -- The Funds may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Funds may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. The Funds may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

         A. COVERED CALL WRITING -- A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.

         The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Call options will be written only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell. Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING CALL OPTIONS -- Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that a Fund may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option.

         Each Fund may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

         C. SECURED PUT WRITING -- A put option gives the purchaser of the option the right to sell, and the writer, in this case the Fund, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by a Fund may not exceed 2% of its total assets.

         The advantage to a Fund of writing such options is that it receives premium income. The disadvantage is that a Fund may have to purchase securities at higher prices than the current market price if the put is exercised.

         Put options will be written only on a secured basis, which means that the Fund will maintain in a segregated account with its Custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         D. PURCHASING PUT OPTIONS -- Each Fund may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets. Each Fund will, at all times during which it holds a put option, own the security covered by such option.

         Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest income on the security. If the security does not drop in value, the Fund will lose the value of the premium paid. Each Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         FUTURES -- Each Fund may invest in futures contracts and options on such futures contracts subject to certain limitations. Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities called for by the contract at a specified price during a specified future month.

         While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Each Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

         The purpose of the purchase or sale of futures contracts for a Fund is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. A Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if a Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the existence of a liquid secondary market, which cannot be assured.

         Each Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and will not invest in futures contracts or options thereon to the extent that obligations relating to such transactions exceed 20% of the Fund's assets.

         RESTRICTED SECURITIES -- While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of Delaware American Government Bond Fund's 10% limitation and Delaware Inflation Protected Bond Fund's 15% limitation, on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers;
(iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electric network for trading the security).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Delaware American Government Bond Fund's 10% limit or Delaware Inflation Protected Bond Fund's 15% limit, on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

CONCENTRATION
         In applying each Fund's policy on concentration; (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES

         When a Fund writes a call or a put option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

         The premium paid by a Fund for the purchase of a put option is included in the section of a Fund's Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term (depending on the holding period of the underlying security) capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund sells the put option, it realizes a short-term or long-term (depending on the holding period of the underlying security) capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security could be affected by such a purchase.

         The Internal Revenue Code (the "Code") includes special rules applicable to regulated futures contracts and non-equity related listed options which a Fund may write, and listed options which a Fund may write, purchase or sell. Such regulated futures contracts and options are classified as Section 1256 contracts under the Code. The character of gain or loss under a Section 1256 contract is generally treated as 60% long-term gain or loss and 40% short-term gain or loss. When held by a Fund at the end of a fiscal year, these options are required to be treated as sold at market value on the last day of the fiscal year for federal income tax purposes ("marked to market").

         Over-the-counter options are not classified as Section 1256 contracts and are not subject to the 60/40 gain or loss treatment or the marked to market rule. Any gains or losses recognized by a Fund from over-the-counter option transactions generally constitute short-term capital gains or losses.

         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         The Internal Revenue Service has ruled publicly that an Exchange-traded call option is a security for purposes of the 50% of assets tests and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements noted below in Other Tax Requirements.

OTHER TAX REQUIREMENTS
         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of that Fund's total assets, and, with respect to 50% of that Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of that Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies and;

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to shareholders by December 31 of each year in order to avoid federal excise taxes. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a

"straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
         The Funds adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.


PERFORMANCE INFORMATION

         From time to time, each Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-, five- and ten-year (or life of fund, if applicable) periods, as relevant. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in the Fund in the future.

         The average annual total rate of return for each Class will be based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                               n
                                         P(1+T) = ERV

        Where:       P        =  a hypothetical initial purchase order of $1,000
                                 from which, in the case of only Class A
                                 Shares, the maximum front-end sales charge, if any, is deducted;

                     T        =  average annual total return;

                     n        =  number of years;

                     ERV      =  redeemable value of the hypothetical $1,000
                                 purchase at the end of the period after the deduction of the applicable contingent-deferred sales charge ("CDSC"), if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of each Class, as shown below, is the average annual total return quotations through July 31, 2005, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.50% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class of the Delaware American Government Bond Fund is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 2005. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 2005 and therefore does not reflect the deduction of a CDSC.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during a Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual total return for each Class is shown for the 1 year, 5 year, or 10 year period ending July 31, 2005. If a Class has not been in existence for a full 1, 5 or 10 year period, then lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                                   AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
                                                                                              10 YEARS
DELAWARE AMERICAN GOVERNMENT BOND FUND                       1 YEAR       5 YEARS ENDED        ENDED
                                                          ENDED 7/31/05      7/31/05          7/31/05        LIFE OF FUND
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS A (AT OFFER BEFORE TAXES)                               -0.89%           5.95%             5.86%           6.49%
(Inception 8/16/85)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)               -2.40%           3.97%             3.41%             N/A
(Inception 8/16/85)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS A (AT OFFER AFTER TAXES-ON                              -0.60%           3.86%             3.44%             N/A
DISTRIBUTIONS AND SALE OF FUND SHARES)
(Inception 8/16/85)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS A (AT NAV BEFORE TAXES)                                  3.82%           6.95%             6.35%           6.75%
(Inception 8/16/85)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS B (INCLUDING CDSC BEFORE TAXES)                         -0.87%           5.96%             5.74%           5.26%
(Inception 5/2/94)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)         -2.20%           4.23%             3.53%             N/A
(Inception 5/2/94)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS          -0.58%           4.03%             3.51%             N/A
AND SALE OF FUND SHARES)
(Inception 5/2/94)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                          3.10%           6.20%             5.74%           5.26%
(Inception 5/2/94)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                          2.11%           6.19%               N/A           4.95%
(Inception 11/29/95)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)          0.78%           4.48%               N/A           2.90%
(Inception 11/29/95)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS           1.35%           4.24%               N/A           2.92%
AND SALE OF FUND SHARES)
(Inception 11/29/95)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                          3.10%           6.19%               N/A           4.95%
(Inception 11/29/95)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS R (BEFORE TAXES)                                         3.50%             N/A               N/A           1.37%
(Inception 6/2/03)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS R (AFTER TAXES ON DISTRIBUTIONS)                         2.03%           0.08%               N/A           0.08%
(Inception 6/2/03)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
CLASS R (AFTER TAXES ON DISTRIBUTIONS AND                      2.26%           0.42%               N/A           0.42%
SALE OF FUND SHARES)
(Inception 6/2/03)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
INSTITUTIONAL CLASS (BEFORE TAXES)                             4.13%           7.26%             6.66%           7.00%
(Inception 6/1/92)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)             2.44%           5.14%             4.08%             N/A
(Inception 6/1/92)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND          2.66%           4.91%             4.06%             N/A
SALE OF FUND SHARES)
(Inception 6/1/92)
-------------------------------------------------------- ---------------- --------------- ----------------- ---------------

                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------- ----------------
DELAWARE INFLATION PROTECTED BOND FUND

                                                          LIFE OF FUND
-------------------------------------------------------- ----------------
CLASS A (AT OFFER BEFORE TAXES)                               -2.05%
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                  N/A
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS A (AT OFFER AFTER TAXES-ON                                 N/A
DISTRIBUTIONS AND SALE OF FUND SHARES)
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS A (AT NAV BEFORE TAXES)                                  2.55%
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS B (INCLUDING CDSC BEFORE TAXES)                         -1.60%
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)            N/A
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS             N/A
AND SALE OF FUND SHARES)
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS B (EXCLUDING CDSC BEFORE TAXES)                          2.37%
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS C (INCLUDING CDSC BEFORE TAXES)                          1.38%
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)            N/A
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS             N/A
AND SALE OF FUND SHARES)
(Inception 12/1/04)
-------------------------------------------------------- ----------------
CLASS C (EXCLUDING CDSC BEFORE TAXES)                          2.37%
(Inception 12/1/04)
-------------------------------------------------------- ----------------
INSTITUTIONAL CLASS (BEFORE TAXES)                             2.61%
(Inception 12/1/04)
-------------------------------------------------------- ----------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)               N/A
(Inception 12/1/04)
-------------------------------------------------------- ----------------
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND            N/A
SALE OF FUND SHARES)
(Inception 12/1/04)
-------------------------------------------------------- ----------------

(1) [Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.
(2) Effective November 18, 2002, the maximum front-end sales charge is 4.50%. The above performance numbers are calculated using 4.50% as the applicable sales charge for all time periods.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. The above figures have been calculated using this new schedule. The Funds may also quote each Class' current yield in advertisements and investor communications.]

         Each Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                a-b       (6)
                                   YIELD = 2[(-------- + 1) - 1]
                                                cd

        Where:       a =     dividends and interest earned during the period;

                     b =     expenses accrued for the period (net of
                             reimbursements);

                     c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

                     d = the maximum offering price per share on the last day of the period.


         The above formula will be used in calculating quotations of yield for each Class, based on specific 30-day periods identified in advertising by the Funds. The yields of the Delaware American Government Bond Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and the Institutional Class as of July 31, 2005 using this formula were 3.39%, 2.84%, 2.84%, 3.24% and 3.85%, respectively. Yield calculation assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC. The yields for each Fund reflect the expense limitations in effect for the Fund (see Investment Management Agreement for expense limitations in effect for the Funds). Actual yield on Class A Shares may be affected by variations in sales charges on investments.


         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of a Fund in the future.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.


         The Delaware American Government Bond Fund's average weighted portfolio maturity at July 31, 2005 was 15.14 years.



TRADING PRACTICES AND BROKERAGE


         The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commission paid by the Delaware American Government Bond Fund were as follows:


         -----------------------------------------------
                   Fiscal year ended July 31,
         -----------------------------------------------
                     2005           2004           2003
         ----------------- -------------- --------------
                  $28,030        $92,799       $144,543
         ----------------- -------------- --------------

         During the past fiscal year, the aggregate dollar amount of brokerage commission paid by the Delaware Inflation Protected Bond Fund was $437.

         The Trust is required to identify any securities of its "regular broker/dealers" or their parents which the Trust acquired during its most recent fiscal year.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During the fiscal year ended July 31, 2005, there were no portfolio transactions of the Delaware American Government Bond Fund or Delaware Inflation Protected Bond Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


         Consistent with NASD Conduct Rules, and subject to seeking best execution, each Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments Family of Funds, such as custodian fees. The Manager will not direct brokerage to a broker/dealer as compensation for the sale of Fund shares.

PORTFOLIO TURNOVER
         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for the Fund, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by such Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by a Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         Each Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 200%. The Delaware American Government Bond Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 200%.


         During the fiscal years ended July 31, 2004 and 2005, the portfolio turnover rates for the Delaware American Government Bond Fund were 303% and 283%, respectively. During the fiscal year ended July 31, 2005, the portfolio rate for Delaware Inflation Protection Bond Fund was 360%.

PURCHASING SHARES


         The Distributor serves as the national distributor for each Fund's classes of shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting the Trust or the Distributor.


         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans in this Part B for purchase limitations applicable to retirement plans. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares, Class C Shares and Class R Shares are generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. The Trust reserves the right to reject any order for the purchase of shares of a Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


         The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.50%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses.

         Class B Shares are purchased at net asset value and are subject to a CDSC charge. The CDSC schedule for Class B Shares is: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares and Class R Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or CDSC or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Fund's 12b-1 Plans.


         Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A Shares and Institutional Class Shares of a Fund. Purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by a Fund for any certificate issued. A Fund does not intend to issue replacement certificates for lost or stolen certificates, except in limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.


ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares of each Fund, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in each Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In Comparing Class B Shares to Class R shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Dividends, if any, paid on Class A Shares, Class B, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of 12b-1 Plan expenses relating to Class A Shares, Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value in this Part B.

CLASS A SHARES
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in this Part B) may be aggregated with those of the Class A Shares of the Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waivers of Contingent Deferred Sales Charges under Redemption and Exchange in this Part B for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange in this Part B.

AUTOMATIC CONVERSION OF CLASS B SHARES
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of the fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes in this Part B.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange in this Part B.

PLANS UNDER RULE 12b-1

         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund (the "Plans"). Each Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.


         The Plans permit a Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of the Class A, Class B, Class C and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under the Plans, and the Funds' Distribution Agreements, is on an annual basis up to 0.30% of the Class A Shares' average daily net assets for the year, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. The Distributor may contractually waive these amounts or a portion of the amount at any time.

         On July 21, 1988, the Board of Trustees set the fee for the Class A Shares, pursuant to the Plan relating to that Class, at 0.25% of average daily net assets. This fee was effective until May 31, 1992. Effective June 1, 1992, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to the Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Class A Shares which were originally purchased prior to June 1, 1992 in the Government Income Series I class (which was converted into what is now referred to as the Class A Shares) on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Government Income Series I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Class A Shares. While this is the method to be used to calculate the 12b-1 fees to be paid by the Class A Shares under its Plan, the fee is a Class A Shares' expense so that all shareholders of the Class A Shares regardless of whether they originally purchased or received shares in the Government Income Series I class, or in one of the other classes that is now known as Class A Shares will bear 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A Shares' Plan, the Plan permits a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B, Class C and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.


         The Plans and the Distribution Agreement have been approved by the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements.

Continuation of the Plans and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of the shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of the respective Funds and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. Each Fund's Plans and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Share Plan, any material increase in the maximum percentage payable thereunder must be approved by a majority of the outstanding voting securities of Class B Shares of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of the Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.


         For the fiscal year ended July 31, 2005, 12b-1 Plan payments from the Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Delaware American Government Bond Fund and Delaware Inflation Protected Bond Fund are shown below. Such amounts were used for the following purposes:

-------------------------------------------------------- --------------- -------------- -------------- --------------
DELAWARE AMERICAN GOVERNMENT BOND FUND                          CLASS A        CLASS B        CLASS C        CLASS R
-------------------------------------------------------- --------------- -------------- -------------- --------------
Advertising                                                           -              -              -              -
-------------------------------------------------------- --------------- -------------- -------------- --------------
Annual/Semi-Annual Reports                                       $3,427           $980           $444            $58
-------------------------------------------------------- --------------- -------------- -------------- --------------
Broker Trails                                                  $239,935        $62,311        $56,920           $418
-------------------------------------------------------- --------------- -------------- -------------- --------------
Broker Sales Charges                                                  -       $121,519         $4,625              -
-------------------------------------------------------- --------------- -------------- -------------- --------------
Interest on Broker Sales Charges                                      -        $29,186         $1,396              -
-------------------------------------------------------- --------------- -------------- -------------- --------------
Commissions to Wholesalers                                            -              -              -              -
-------------------------------------------------------- --------------- -------------- -------------- --------------
Promotional-Broker Meetings                                           -              -              -              -
-------------------------------------------------------- --------------- -------------- -------------- --------------
Promotional-Other                                                $3,952           $946           $265              -
-------------------------------------------------------- --------------- -------------- -------------- --------------
Prospectus Printing                                              $7,474         $1,520           $477             $2
-------------------------------------------------------- --------------- -------------- -------------- --------------
Wholesaler Expenses                                             $58,479        $35,517         $6,837            $29
-------------------------------------------------------- --------------- -------------- -------------- --------------
Totals                                                         $313,267       $251,979        $70,964           $507
-------------------------------------------------------- --------------- -------------- -------------- --------------

-------------------------------------------------------- --------------- -------------- --------------
DELAWARE INFLATION PROTECTED BOND FUND                          CLASS A        CLASS B        CLASS C
-------------------------------------------------------- --------------- -------------- --------------
Advertising                                                           -              -              -
-------------------------------------------------------- --------------- -------------- --------------
Annual/Semi-Annual Reports                                            -              -              -
-------------------------------------------------------- --------------- -------------- --------------
Broker Trails                                                      $119             $6              -
-------------------------------------------------------- --------------- -------------- --------------
Broker Sales Charges                                                  -              -              -
-------------------------------------------------------- --------------- -------------- --------------
Interest on Broker Sales Charges                                      -              -              -
-------------------------------------------------------- --------------- -------------- --------------
Commissions to Wholesalers                                            -              -              -
-------------------------------------------------------- --------------- -------------- --------------
Promotional-Broker Meetings                                           -              -              -
-------------------------------------------------------- --------------- -------------- --------------
Promotional-Other                                                   $12             $3             $2
-------------------------------------------------------- --------------- -------------- --------------
Prospectus Printing                                                   -              -              -
-------------------------------------------------------- --------------- -------------- --------------
Wholesaler Expenses                                                $856            $37            $67
-------------------------------------------------------- --------------- -------------- --------------
Totals                                                             $987            $46            $69
-------------------------------------------------------- --------------- -------------- --------------

OTHER PAYMENTS TO DEALERS -- CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments Family of Funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of pre-approved dealer advertisements promoting the sale of Delaware Investments fund shares.



SPECIAL PURCHASE FEATURES -- CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
       Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


       Current and former officers, trustees/directors and employees of the Trust, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.


       Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.


       Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, CDSC or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Trust may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.


       Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value product available through the Delaware Investments family, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware

Investments family and such employer has properly represented to RFS in writing that it has the requisite number of employees and has received written confirmation back from RFS. See Group Investment Plans in this Part B for information regarding the applicability of the Limited CDSC.

       Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

       Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

       Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

       Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


       The Trust must be notified in advance that the trade qualifies for purchase at net asset value.


ALLIED PLANS
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans in this Part B.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent

Deferred Sales Charge - Class A Shares under Redemption and Exchange n this Part B, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange n this Part B.

LETTER OF INTENTION

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Funds and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.


         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments Family of Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to such Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans in this Part B for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in this Part B. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES
         Class R shares generally are available only to (i) qualified and non-qualified plans (including 401(k), 401(a), 457, and 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class shares to participants. Only Delaware American Government Bond Fund offers Class R Shares.

INSTITUTIONAL CLASSES
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or CDSC and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Class R Shares and Institutional Class Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Fund's Prospectuses. See Redemption and Exchange in this Part B for more complete information concerning your exchange privileges.

         Holders of Class A Shares and Institutional Class shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares and Institutional Class Shares, but may not exchange their shares for Class B Shares, Class C Shares or Class R Shares of a Fund or of any other fund in the

Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund. Holders of Class R Shares of the Delaware American Government Bond Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS-Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund account. Each Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.


MONEYLINE(SM) ON DEMAND
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange in this Part B for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.


ASSET PLANNER
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in this Part
B. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES
         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) deferred compensation plan, an IRA and the new Roth IRA and Coverdell Education Savings Account (formerly an "Education IRA").

         Among the retirement plans that Delaware Investments offers, Class B Shares are available for investment only for IRAs, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange in this Part B for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. See Institutional Classes, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

IRA DISCLOSURES
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS
         An individual can contribute up to $4,000 to his or her IRA each year through 2007. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deduction, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $4,000 in 2005 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

        Calendar Year              Under Age 50                Age 50 and Above
        -------------              ------------                ----------------
        2005                       $4,000                      $4,500
        2006-2007                  $4,000                      $5,000
        2008                       $5,000                      $6,000


         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $4,000 in 2005 through 2007 and its increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $50,000 ($70,000 for taxpayers filing joint returns) for tax years beginning in 2005. A partial deduction is allowed for married couples with AGI greater than $70,000 and less than $80,000, and for single individuals with AGI greater than $50,000 and less than $60,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limits and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAS
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS

         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $4,000 each year through 2007 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2002 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).


         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

GROUP IRAS OR GROUP ROTH IRAS
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.


         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS
         For taxable years beginning after December 31, 1997, the Coverdell Education Savings Account (formerly an "Education IRA") has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary has been increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The $2,000 annual limit is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish a Coverdell Education Savings Account. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The $2,000 annual contribution limit for Coverdell Education Savings Accounts are phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI of greater than $190,000 and less than $220,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher educations expenses. Generally, tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 30.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans

PROTOTYPE 401(k) DEFINED CONTRIBUTION PLAN
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

       Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement in this Part B. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

       The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

       An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Funds' financial statements, which are incorporated by reference into this Part B.

       Each Fund's net asset value per share is computed by adding the value of all of the securities and other assets, deducting any liabilities of a Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining each Fund's total net assets, U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. Non-Exchange traded options are valued at fair value using a mathematical model. For all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

       Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the relevant Fund's 12b-1 Plans and the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the dividends paid to each Class of a Fund may vary.


REDEMPTION AND EXCHANGE

       YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement in this Part B); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.


         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value in this Part B. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.


         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, a bank wire fee may be deducted, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments Family of Funds (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

WRITTEN REDEMPTION
         You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates were previously, but are no longer issued for Class A Shares and Institutional Class Shares, except that certificates may be issued in certain limited circumstances that are approved by an appropriate officer of the Fund. Certificates are not issued for Class B Shares or Class C Shares.

WRITTEN EXCHANGE
         You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

TELEPHONE REDEMPTION AND EXCHANGE
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION -- CHECK TO YOUR ADDRESS OF RECORD
         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION -- PROCEEDS TO YOUR BANK
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

CHECKWRITING FEATURE

         Shareholders of the Class A Shares and the Institutional Class holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks which may be issued to redeem their shares by drawing on Delaware Group Government Fund-Delaware American Government Bond Fund account with The Bank of New York. Normally, it takes two weeks from the date the shareholder's initial purchase check clears to receive the ten-check book. The use of any form of check other than the Fund's check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available with respect to the Class B Shares, Class C Shares or for retirement plans.

         (1) Redemption checks must be made payable in an amount of $500 or more.

         (2) Checks must be signed by the shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by all owners before the Fund will honor them. Through this procedure the shareholder will continue to be entitled to distributions paid on these shares up to the time the check is presented for payment.

         (3) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Fund will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

         (4) If the amount of the check is greater than the value of the shares held in the shareholder's account, the check will be returned and the shareholder's bank may charge a fee.

         (5) Checks may not be used to close accounts.

         The Fund reserves the right to revoke the Checkwriting Feature of shareholders who overdraw their accounts or if, in the opinion of management, such revocation is otherwise in the Fund's best interest.

         Shareholders will be subject to The Bank of New York's rules and regulations governing similar accounts. This service may be terminated or suspended at any time by The Bank of New York, the Fund or the Transfer Agent. As the Fund must redeem shares at their net asset value next determined (subject, in the case of Class A Shares, to any Limited CDSC), it will not be able to redeem all shares held in a shareholder's account by means of a check presented directly to the bank. The Fund and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old.

         Stop-Payment Requests -- Investors may request a stop payment on checks by providing the Fund with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best reasonable efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

         Return of Checks -- Shareholders needing a copy of a redemption check can contact Delaware Service Company, Inc. at 800 523-1918.

MONEYLINE(SM) ON DEMAND
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans in this Part B.

SYSTEMATIC WITHDRAWAL PLANS
         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
         For purchases of $1,000,000, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission as described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares in this Part B).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B AND CLASS C SHARES
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age
70 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

                                      * * *

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS
       In determining daily dividends, the amount of net investment income for a Fund will be determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open, and shall include investment income accrued by a Fund, less the estimated expenses that a Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the next business day.


       Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. The Trust reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

       Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that the Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

       Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at the net asset value in effect on the first business day after month end which provides the effect of compounding dividends, unless, in the case of shareholders in the Fund Classes, the election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

       If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

       Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the previous period.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS

         Qualifying dividends will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


TAXES

       The Funds have qualified, and intends to continue to qualify, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not be subject to federal income tax to the extent its earnings are distributed. The Funds intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

       Persons not subject to tax will not be required to pay taxes on distributions.

       Dividends paid by a Fund from its ordinary income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from net realized long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.

       The Funds intend to offset realized securities profits to the extent of each Fund's capital losses carried forward. The Delaware American Government Bond Fund had accumulated capital losses at July 31, 2005 of $15,658,139, which may be carried forward and applied against future capital gains. The capital loss of Delaware American Government Bond Fund carried forward expires as follows: 2005 - $2,371,574; 2007 - $3,195,086; 2008 - $6,907,431; 2009 -
$1,219,236; 2012 - $2,497,064; 2013 - $1,839,322. The Delaware Inflation
Protected Bond Fund had no accumulated capital loss carryforwards at July 31, 2005.

       Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisors in this regard. Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Delaware American Government Bond Fund's portfolio of securities had an unrealized net depreciation of -$1,287,113 tax purposes as of July 31, 2005. The Delaware Inflation Protected Bond Fund's portfolio of securities had an unrealized net depreciation of -$84,358 tax purposes as of July 31, 2005.


       Shares of the Funds will be exempt from Pennsylvania county personal property taxes. Shareholders will be notified annually as to the federal income tax status of dividends and distributions paid by the Funds.

       A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

       Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

       Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

       All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

       If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

       A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

       See also Other Tax Requirements under Accounting and Tax Issues.

INVESTMENT MANAGEMENT AGREEMENT


       Delaware Management Company (the "Advisor" or the "Manager"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of the Trust's Board of Trustees.

       On September 30, 2005, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $110 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

       The Investment Management Agreement for the Funds is dated September 29, 1999 and was approved by the initial shareholder of the Delaware American Government Bond Fund on that date and the Delaware Inflation Protected Bond Fund on December 1, 2004. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.


       The management fee rate schedule for each Fund is as follows:

         ------------------------------------------------- ------------------------------------------------
                                                           MANAGEMENT FEE SCHEDULE
                                                           (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
         FUND NAME                                         ANNUAL RATE
         ------------------------------------------------- ------------------------------------------------
         Delaware American Government Bond Fund            0.55% on first $500 million
                                                           0.50% on next $500 million
                                                           0.45% on next $1,500 million
                                                           0.425% on assets in excess of $2,500 million
         ------------------------------------------------- ------------------------------------------------
         Delaware Inflation Protected Bond Fund            0.45% on first $500 million
                                                           0.40% on next $500 million
                                                           0.35% on next $1,500 million
                                                           0.30% on assets in excess of $2,500 million
         ------------------------------------------------- ------------------------------------------------


       Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and the Trust. On July 31, 2005, the total net assets of the Delaware American Government Bond Fund were $150,796,373 and the Delaware Inflation Protected Bond Fund were $5,801,864. The investment management fees paid by the Delaware American Government Bond Fund for the fiscal years ended July 31, 2005 and 2004 were $718,393 and $8,459, respectively. The investment management fees paid by the Delaware Inflation Protected Bond Fund for the fiscal year ended July 31, 2005 was $0.


       Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, a Fund is responsible for all of its own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses, the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

       Each Fund has formally delegated to its investment adviser, Delaware Management Company, the ability to make all proxy voting decisions in relation to portfolio securities held by each Fund. If and when proxies need to be voted on behalf of a Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.


       In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

       The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

       As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

       Because each Fund has delegated proxy voting to the Adviser, each Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE
       Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of the Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                      0.25%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.45%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                            0%
Delaware International Value Equity Fund Class I Shares
---------------------------------------------------------------------------------------- ---------------------------

       In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (including shares of money market funds and house accounts and                 0.04%
shares redeemed within 30 days of purchase)
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                         0%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.04%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                         0.04%
Delaware International Value Equity Fund Class I Shares
---------------------------------------------------------------------------------------- ---------------------------

       The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

       The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of DMH.

       Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of a Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

PORTFOLIO MANAGERS
         The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of July 31, 2005.

                                                                                                                 TOTAL ASSETS IN
                                                                                     NO. OF ACCOUNTS                 ACCOUNTS
                                         NO. OF             TOTAL ASSETS             WITH PERFORMANCE-           WITH PERFORMANCE-
                                        ACCOUNTS              MANAGED                  BASED FEES                    BASED FEES
                                        --------             -----------             -----------------           ------------------
    STEPHEN R. CIANCI
    Registered Investment Companies        12              $2.0 billion                     0                           $0
    Other Pooled Investment Vehicles        2             $13.3 million                     0                           $0
    Other Accounts                         31              $1.8 billion                     0                           $0
    PAUL GRILLO
    Registered Investment Companies        11              $2.0 billion                     0                           $0
    Other Pooled Investment Vehicles        2             $13.3 million                     0                           $0
    Other Accounts                         41              $2.7 billion                     0                           $0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.



COMPENSATION STRUCTURE

Each portfolio's manager's compensation consists of the following:


BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS -- Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according to the Fund's Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.


DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

         As of July 31, 2005, the portfolio managers of the Delaware American Government Bond Fund and Delaware Inflation Protected Bond Fund owned the following amounts of Fund shares:

                                                   DOLLAR RANGE OF
          PORTFOLIO MANAGER                     FUND SHARES OWNED(1)
          -----------------                     --------------------
          Stephen R. Cianci                             none
             Paul Grillo                         $100,001 - $500,000
                                      (Delaware American Government Bond Fund)
-----------------
(1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.


OFFICERS AND TRUSTEES


       The business and affairs of the Trust are managed under the direction of its Board of Trustees.

       Certain officers and trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family. [On November 3, 2005, the Trust's officers and trustees owned less than 1% of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares, Class R Shares and the Institutional Class Shares of Delaware American Government Bond Fund or Delaware Inflation Protected Bond Fund, as applicable.]


       As of October 30, 2005, management believes the following accounts held 5% or more of the outstanding shares of a Class. The management does not have knowledge of beneficial owners.

-------------------------------- ------------------------------------------------------------ ------------------ ---------------
CLASS                            NAME AND ADDRESS OF ACCOUNT                                  SHARE AMOUNT       PERCENTAGE
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware American                MLPF&S for the Sole Benefit of Its Customers                 711,039.110        5.83%
Government Bond Fund             Attn: Fund Admin
Class A Shares                   4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware American                Citigroup Global Markets, Inc.                               175,362.690        6.61%
Government Bond Fund             Attn: Peter Booth, 7th Floor
Class B Shares                   333 W 34th Street
                                 Ney York, NY 10001-2402
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 MLPF&S for the Sole Benefit of Its Customers                 141,882.870        5.35%
                                 Attn:  Fund Admin
                                 4800 Deer Lake Dr. East, 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- ------------------------------------------------------------ ------------------ ---------------

-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware American                MLPF&S for the Sole Benefit of Its Customers                 147,370.240        15.92%
Government Bond Fund             Attn: Fund Admin
Class C Shares                   4800 Deer Lake Dr. East, 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware American Government     MLPF&S for the Sole Benefit of Its Customers                 17,471.120         89.32%
Government Bond Fund             Attn: Fund Admin
Class R Shares                   4800 Deer Lake Dr. East, 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 MCB Trust Services                                           1,225.260          6.26%
                                 Custodian FBO DIW Group Inc.
                                 700 17th St. Ste 300
                                 Denver CO 80202-3531
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware American                Chase Manhattan Bank C/F                                     1,155,629.540      32.08%
Government Bond Fund             DEL GRP Foundation Fund- Income Port.
Institutional Class Shares       Attn: Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn NY 11201-3800
-------------------------------- ------------------------------------------------------------ ------------------ ---------------

-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 Chase Manhattan Bank C/F                                     760,217.570        21.10%
                                 DEL GRP Foundation Fund- Balanced Port.
                                 Attn: Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn NY 11201-3800
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 MCB Trust Services Cust FBO                                  410,329.110        11.39%
                                 MTN West/NM Carpenters Plan A
                                 700 17th St.  Ste 300
                                 Denver CO 80202-3531
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 Chase Manhattan Bank C/F                                     395,360.770        10.97%
                                 DEL GRP Foundation Fund- Growth Port.
                                 Attn:  Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn NY 11201-3800
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 RS DMC Employee MPP Plan                                     242,725.760        6.73%
                                 Delaware Management Co.
                                 Employee Money Purchase Pension
                                 c/o Rick Seidel
                                 1818 Market St.
                                 Philadelphia, PA 19103-3638
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware Inflation               DMH Corp                                                     209,499.680        69.10%
Protected Bond Fund              Attn: Joe Hastings
Class A Shares                   2005 Market St. Fl 9
                                 Philadelphia PA 19103-7042
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware Inflation               DMH Corp                                                     52,187.790         85.67%
Protected Bond Fund              Attn: Joe Hastings
Class B Shares                   2005 Market St. Fl 9
                                 Philadelphia PA 19103-7042
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 NFS LLC FEBO                                                 3,811.680          6.25%
                                 NFS/FMTC IRA
                                 FBO Brian Cederlind
                                 12709 Kessler St.
                                 Overland Park KS 66213-3024
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware Inflation               DMH Corp                                                     52,188.030         64.34%
Protected Bond Fund              Attn: Joe Hastings
Class C Shares                   2005 Market St. Fl 9
                                 Philadelphia PA 19103-7042
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 NFS LLC FEBO                                                 6,361.620          7.84%
                                 NFS/FMTC IRA
                                 FBO Jenry H. Brown Jr.
                                 2200 Rosewood Dr.
                                 Birmingham AL 35216-1528
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 John C Cuddy                                                 4,322.870          5.32%
                                 TTEE John C Cuddy 1992 Revoc Liv Tr
                                 DTD 11/16/1992
                                 101 Wallace St.
                                 Kendrick ID 83537-9516
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 UBS Financial Services Inc. FBO                              4,057.100          5.00%
                                 Barbara A Daley
                                 806 Village Greene NW
                                 Marietta GA 30064-4751
-------------------------------- ------------------------------------------------------------ ------------------ ---------------

-------------------------------- ------------------------------------------------------------ ------------------ ---------------
Delaware Inflation               Moderate Profile Fund                                        373,124.100        46.13%
Protected Bond Fund              Of Lincoln VIP Trust
Institutional Class Shares       1300 South Clinton Street
                                 Mail Stop 2H17
                                 Fort Wayne IN 46802-3506
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 Conservative Profile Fund                                    224,533.510        27.75%
                                 Of Lincoln VIP Trust
                                 1300 South Clinton Street
                                 Mail Stop 2H17
                                 Fort Wayne IN 46802-3506
-------------------------------- ------------------------------------------------------------ ------------------ ---------------
                                 DMH Corp                                                     209,750.840        25.93%
                                 Attn: Joe Hastings
                                 2005 Market St. Fl 9
                                 Philadelphia, PA 19103-7042
-------------------------------- ------------------------------------------------------------ ------------------ ---------------

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly-owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.
                                       66

          Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years.

                                                                                                                       OTHER
                                                                                                 NUMBER OF          DIRECTORSHIPS
                                                                                            PORTFOLIOS IN FUND         HELD BY
NAME, ADDRESS AND       POSITION(S) HELD       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)     COMPLEX BY TRUSTEE        TRUSTEE
BIRTH DATE               WITH THE TRUST            SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL           Chairman/        5 Years - Executive   Mr. Driscoll has served in       86                  None
2005 Market Street      President and             Officer            various executive
Philadelphia, PA           Trustee                                capacities at different
19103                                       2 Years - Trustee       times at Delaware
                                                                       Investments.
March 10, 1963

INDEPENDENT TRUSTEES
THOMAS L. BENNETT           Trustee               Since             Private Investor -             86                   None
2005 Market Street                            March 23, 2005      (March 2004 - Present)
Philadelphia, PA
19103                                                             Investment Manager -
                                                                   Morgan Stanley & Co.
October 4, 1947                                               (January 1984 - March 2004)

JOHN A. FRY                 Trustee               4 Years         President - Franklin &           86           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
Philadelphia, PA                                                 (June 2002 - Present)
19103
                                                                 Executive Vice President
May 28, 1960                                                         - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)

ANTHONY D. KNERR            Trustee              12 Years       Founder/Managing Director          86                   None
2005 Market Street                                                  - Anthony Knerr &
Philadelphia, PA                                                   Associates (Strategic
19103                                                                    Consulting)
                                                                      (1990 - Present)
December 7, 1938

LICINDA S. LANDRETH         Trustee               Since         Chief Financial Officer -          86                   None
2005 Market Street                            March 23, 2005        Assurant, Inc.
Philadelphia, PA                                                     (Insurance)
19103                                                               (2002 - 2004)

June 24, 1947

ANN R. LEVEN                Trustee              16 Years         Treasurer/Chief Fiscal           86            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
Philadelphia, PA                                                    Gallery of Art                                Chairperson -
19103                                                                 (1994 - 1999)                                  Andy Warhol
                                                                                                                     Foundation
November 1, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           86              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
Philadelphia, PA                                                   Inc. (Small Business
19103                                                            Investing and Consulting)                      Director and Audit
                                                                 (January 1993 - Present)                      Committee Member -
February 25, 1936                                                                                              Center Point Energy

                                                                                                                Director and Audit
                                                                                                               Committee Member -
                                                                                                                Digital River Inc.

                                                                                                                Director and Audit
                                                                                                               Committee Member -
                                                                                                                Rimage Corporation

                                                                                                                   Director -
                                                                                                            Valmont Industries, Inc.

                                                                                                                       OTHER
                                                                                                 NUMBER OF          DIRECTORSHIPS
                                                                                            PORTFOLIOS IN FUND         HELD BY
NAME, ADDRESS AND       POSITION(S) HELD       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)     COMPLEX BY TRUSTEE        TRUSTEE
BIRTHDATE                WITH THE TRUST            SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------
INDEPENDENT TRUSTEES (continued)


JANET L. YEOMANS             Trustee             6 Years         Vice President/Mergers &            86                   None
2005 Market Street                                                      Acquisitions -
Philadelphia, PA                                                       3M Corporation
19103                                                             (January 2003 - Present)

July 31, 1948                                                       Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.

J. RICHARD ZECHER            Trustee              Since                  Founder -                   86           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
Philadelphia, PA                                                     (Risk Management)                           Investor Analytics
19103                                                               (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.

                                                                                                                       OTHER
                                                                                                 NUMBER OF          DIRECTORSHIPS
                                                                                            PORTFOLIOS IN FUND         HELD BY
NAME, ADDRESS AND       POSITION(S) HELD       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)     COMPLEX BY TRUSTEE        TRUSTEE
BIRTHDATE                WITH THE TRUST            SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------
OFFICERS

MICHAEL P. BISHOF          Senior Vice       Chief Financial      Mr. Bishof has served in           86                   None(3)
2005 Market Street          President/        Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
19103                        Officer                               Delaware Investments

August 18, 1962

DAVID F. CONNOR               Vice            Vice President       Mr. Connor has served as          86                   None
2005 Market Street      President/Deputy    since September 21,   Vice President and Deputy
Philadelphia, PA        General Counsel/         2000 and        General Counsel of Delaware
19103                       Secretary        Secretary since       Investments since 2000.
                                            October 25, 2005
December 2, 1963

DAVID P. O'CONNOR          Senior Vice       Senior Vice          Mr. O'Connor has served in         86                   None
2005 Market Street     President/General    President and         various executive and legal
Philadelphia, PA         Counsel/Chief       Chief Legal       capacities at different times at
19103                    Legal Officer      Officer since            Delaware Investments
                                           October 25, 2005
February 21, 1966

JOHN J. O'CONNOR           Senior Vice      Treasurer since       Mr. O'Connor has served in         86                   None(3)
2005 Market Street         President/      February 17, 2005     various executive capacities
Philadelphia, PA            Treasurer                               at different times at
19103                                                               Delaware Investments

June 16, 1957


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including Pooled Trust's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of Pooled Trust's manager and distributor.
(3) Mr. Bishof and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.
                                       69

         Following is additional information regarding investment professionals affiliated with the Trust.


----------------------------- ---------------------------------- ---------------------------- ------------------------------------
                              POSITION(S) HELD WITH DELAWARE                                  PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE   GROUP GOVERNMENT FUND              LENGTH OF TIME SERVED        5 YEARS
----------------------------- ---------------------------------- ---------------------------- ------------------------------------

----------------------------- ---------------------------------- ---------------------------- ------------------------------------
STEVEN R. CIANCI               Senior Vice President and Senior            11 Years             Mr. Cianci has served in various
2005 Market Street                     Portfolio Manager                                        executive capacities at different
Philadelphia, PA 19103-7094                                                                      times at Delaware Investments.

May 12, 1969

----------------------------- ---------------------------------- ---------------------------- ------------------------------------
PAUL GRILLO                    Senior Vice President and Senior            11 Years             Mr. Grillo has served in various
2005 Market Street                     Portfolio Manager                                        capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

May 16, 1959
----------------------------- ---------------------------------- ---------------------------- ------------------------------------

         The following table shows each Trustee's ownership of shares of the Trust and of all Delaware Investments funds as of December 31, 2004.

------------------------------------------ ------------------------------------------ ------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                               DOLLAR RANGE OF EQUITY SECURITIES       COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                                                      IN THE FUND                          OF INVESTMENT COMPANIES
------------------------------------------ ------------------------------------------ ------------------------------------------
Jude T. Driscoll                                             None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Walter A. Babich(1)                                          None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Thomas L. Bennett(2)                                         None                                       None
------------------------------------------ ------------------------------------------ ------------------------------------------
John H. Durham(1)                                            None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
John A. Fry(3)                                               None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Anthony D. Knerr                                             None                                 $10,001 - $50,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Lucinda S. Landreth(2)                                       None                                       None
------------------------------------------ ------------------------------------------ ------------------------------------------
Ann R. Leven                                                 None                                   Over $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Thomas F. Madison                                            None                                 $10,001 - $50,000
------------------------------------------ ------------------------------------------ ------------------------------------------
Janet L. Yeomans                                             None                                $50,001 - $100,000
------------------------------------------ ------------------------------------------ ------------------------------------------
J. Richard Zecher(2)                                         None                                       None
------------------------------------------ ------------------------------------------ ------------------------------------------


(1)  Trustee retired from the Board on March 22, 2005.
(2) Trustee elected to the Board on March 23, 2005; information provided as of that date.
(3) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares in the Fund outside of the Plan as of December 31, 2004.

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended July 31, 2005 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of July 31, 2005. Only the independent trustees of the Trust receive compensation from Income Funds.

--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
                                                             PENSION OR                               TOTAL COMPENSATION
                                     AGGREGATE               RETIREMENT            ESTIMATED               FROM THE
                                   COMPENSATION               BENEFITS               ANNUAL               INVESTMENT
                                       FROM                  ACCRUED AS             BENEFITS             COMPANIES IN
                                 DELAWARE GROUP             PART OF FUND              UPON                 DELAWARE
NAME                             GOVERNMENT FUND              EXPENSES           RETIREMENT(1)          INVESTMENTS(2)
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------

--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
Walter P. Babich(3)                     $873                None               $70,000                 $98,333
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
Thomas L. Bennett(3)                    $278                None               $70,000                 $35,833
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
John H. Durham(3)                       $709                None               $70,000                 $78,467
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
John A. Fry                           $1,098                None               $70,000                $127,400
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
Anthony D. Knerr                      $1,176                None               $70,000                $136,692
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
Lucinda S. Landreth(3)                  $272                None               $70,000                 $35,033
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
Ann R. Leven                          $1,194                None               $70,000                $140,000
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
Thomas F. Madison                     $1,117                None               $70,000                $130,833
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
Jan L. Yeomans                        $1,091                None               $70,000                $127,500
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------
J. Richard Zecher(3)                    $278                None               $70,000                 $35,833
--------------------------- ---------------------------- ------------------- ----------------------- ---------------------


(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of July 31, 2005, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.

(3) Walter P. Babich and John H. Durham retired from the Board of Trustees of the Trust and each of the 32 investment companies in the Delaware Investments family on March 22, 2005. Thomas L. Bennett, Lucinda S. Landreth and J. Richard Zecher joined the Board of Trustees/Directors of the 32 investment companies in the Delaware Investments family on March 23, 2005.
(4) In addition to this compensation, for the 12-month period ended on July 31, 2005, Mr. Fry received $14,664 in professional fees from Voyageur Funds for services provided to the Fund's Board.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of each Fund consists of the following three independent trustees appointed by the Board: Thomas F. Madison, Chairperson; Ann R. Leven; Janet L. Yeomans; and J. Richard Zecher. The Audit Committee held four meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of each Fund currently consists of the following three trustees/directors appointed by the Board: John A. Fry, Chairperson; Anthony D. Knerr; and Lucinda S. Landreth, all of whom are independent. The Nominating Committee held nine meetings during the Trust's last fiscal year.

         Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee of the Fund currently consists of the following eight independent Trustees/Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher. The Independent Trustee Committee held six meetings during the Trust's last fiscal year.


GENERAL INFORMATION

         The Board of Trustees is responsible for overseeing the performance of each Fund's investment advisor and determining whether to approve and/or renew each Fund's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor.

         The investment performance of the fund's assets managed by the investment advisor.

         The fair market value of the services provided by the investment advisor.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which economies of scale would be realized as the fund grows.

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how Fund transactions for the fund are conducted and brokers are chosen.

         The Board of Trustees approved the investment management agreement for the Delaware American Government Bond Fund at a meeting on May 19, 2005. The basis for the decision to re-approve the investment advisor for the Delaware American Government Bond Fund is described in the Fund's annual report dated [date].

         At a contract approval meeting on August 18 and 19, 2004 (the "Approval Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Delaware Inflation Protected Bond Fund, including the Manager, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Delaware Inflation Protected Bond Fund and the costs to the Fund. In addition, at the Approval Meeting the Board separately received and reviewed independent historical and comparative reports that analyzed the Delaware Inflation Protected Bond Fund's contractual management and total expenses. The reports also provided comparative information for expenses against the Delaware Inflation Protected Bond Fund's peer mutual funds.

         In reviewing the investment management agreement for the Delaware Inflation Protected Bond Fund, the Board of Trustees considered the Fund's investment process, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

         The Board met at an annual meeting to renew the investment management agreements for the Delaware Investments funds on May [__], 2004. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Funds' investment advisor during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

         In considering the costs of the services to be provided and profits to be realized by Delaware and its affiliates from the relationship with the Delaware Inflation Protected Bond Fund, the Board considered the service fees to be charged to the Fund and the fair market value of the services provided by Delaware.

         The Board's objective is to limit the total expense ratio of the Delaware Inflation Protected Bond Fund to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

         In considering the level of the Delaware Inflation Protected Bond Fund's expenses, the Board reviewed the Fund's current average for its peers. The Board looked at the advisory fees of the Fund compared to its peer group and at overall levels of expenses for the Fund compared to its peer group.

         The Board found the Delaware Inflation Protected Bond Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.


         The Trust was originally organized as a Maryland corporation in 1985 and reorganized as a Delaware statutory trust on September 29, 1999. It is an open-end management investment company. The Delaware American Government Bond Fund's portfolio of assets is diversified as defined by the 1940 Act.

         The Delaware Investments Family of Funds, the Manager and the Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager and the Distributor are on public file with, and are available from, the SEC.

        Delaware Management Company, a series of Delaware Management Business Trust (the "Manager") is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.


Delaware also manages certain investment options for Delaware-Lincoln ChoicePlus and Delaware MedallionSM III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions.

        The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Delaware American Government Bond Fund on behalf of the Class A Shares after allowances to dealers, as follows:

------------------------------------------------------------------ ---------------------------------------------------------------
CLASS A SHARES                                                                             DELAWARE AMERICAN GOVERNMENT BOND FUND
------------------------------------------------------------------ ---------------------------------------------------------------
FISCAL YEAR ENDED             TOTAL AMOUNT OF UNDERWRITING         AMOUNTS REALLOWED               NET COMMISSION
                              COMMISSION                           TO DEALERS                      TO THE DISTRIBUTOR
----------------------------- ------------------------------------ ------------------------------- -------------------------------
July 31, 2005                 $75,386                              $65,204                         $10,182
----------------------------- ------------------------------------ ------------------------------- -------------------------------
July 31, 2004                 $105,047                             $90,288                         $14,759
----------------------------- ------------------------------------ ------------------------------- -------------------------------
July 31, 2003                 $502,800                             $431,148                        $71,652
----------------------------- ------------------------------------ ------------------------------- -------------------------------

------------------------------------------------------------------ ---------------------------------------------------------------
CLASS A SHARES                                                                             DELAWARE INFLATION PROTECTED BOND FUND
------------------------------------------------------------------ ---------------------------------------------------------------
FISCAL YEAR ENDED             TOTAL AMOUNT OF UNDERWRITING         AMOUNTS REALLOWED               NET COMMISSION
                              COMMISSION                           TO DEALERS                      TO THE DISTRIBUTOR
----------------------------- ------------------------------------ ------------------------------- -------------------------------
July 31, 2005                 $12,803                              $11,162                         $1,641
----------------------------- ------------------------------------ ------------------------------- -------------------------------

         The Distributor received Limited CDSC payments with respect to Class A Shares and CDSC payments with respect to Class B and C Shares as follows:

----------------------------------------------------------------------------------------------------------------------------------
DELAWARE AMERICAN GOVERNMENT BOND FUND
----------------------------- ----------------------------------- -------------------------------- -------------------------------
FISCAL YEAR ENDED             CLASS A                             CLASS B                          CLASS C
----------------------------- ----------------------------------- -------------------------------- -------------------------------
July 31, 2005                 $0                                  $59,216                          $1,194
----------------------------- ----------------------------------- -------------------------------- -------------------------------
July 31, 2004                 $0                                  $129,554                         $1,041
----------------------------- ----------------------------------- -------------------------------- -------------------------------
July 31, 2003                 $0                                  $218,674                         $5,120
----------------------------- ----------------------------------- -------------------------------- -------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DELAWARE INFLATION PROTECTED BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDED             CLASS A                             CLASS B                          CLASS C
----------------------------- ----------------------------------- -------------------------------- -------------------------------
July 31, 2005                 $0                                  $0                               $0
----------------------------- ----------------------------------- -------------------------------- -------------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $23.10 per annum for each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These charges are assessed monthly on a pro rata basis and determined by using the number of accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.


         The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.


         JPMorgan Chase Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Delaware American Government Bond Fund's securities and cash. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285 ("Mellon") is custodian of the Delaware Inflation Protected Bond Fund's securities and cash. As custodians for the Funds, Chase and Mellon maintain a separate account or accounts for each respective Fund; receives, holds and releases portfolio securities on account for each respective Fund; receives and disburses money on behalf of each respective Fund; and collects and receives income and other payments and distributions on account of each respective Fund's portfolio securities.

CAPITALIZATION

         The Trust has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes, except that shares of a Fund's Institutional Class may not vote on matters affecting that Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, the shareholders of the Class A Shares, Class B Shares, Class C Shares and Class R Shares may only vote on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A, Class B, Class C and Class R Shares will be allocated solely to those classes.


         Shares do not have preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.


         Until May 31, 1992, the Fund offered two retail classes of shares, Government Income Series I class and Government Income Series II class (now, Class A Shares). Shares of the Government Income Series I class were offered with a higher sales charge than that applicable to the Government Income Series II class, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a plan of recapitalization on May 8, 1992, shareholders of the Government Income Series I class had their shares converted into shares of the Government Income Series II class and became subject to the latter class' Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name of the Government Income Series II class was changed to U.S. Government Fund class. Effective May 2, 1994, the U.S. Government Fund class became known as the U.S. Government Fund A Class and the U.S. Government Fund (Institutional) class became known as the U.S. Government Fund Institutional Class. Effective as of August 16, 1999, the name of Government Income Series (known as U.S. Government Fund) was changed to Delaware American Government Bond Fund. Corresponding changes were also made to the names of the Classes. Effective as of September 29, 1999, the name of Delaware Group Government Fund, Inc. changed to Delaware Group Government Fund. Class R Shares of the Fund were first offered on June 2, 2003. Beginning December 1, 2004, Delaware Group Government Fund offered the Delaware Inflation Protected Bond Fund series.


NONCUMULATIVE VOTING
         FUND SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF FUND VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements of the each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended July 31, 2005, are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A -- RATINGS

GENERAL RATING INFORMATION

BONDS
         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

------------------------------- -------------- -------------------------------------------------------------------------------
MOODY'S INVESTORS               Aaa            Highest quality, smallest degree of investment risk.
SERVICE, INC.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Aa             High quality; together with Aaa bonds, they compose the high-grade bond group.
------------------------------- -------------- -------------------------------------------------------------------------------
                                A              Upper-medium-grade obligations; many favorable investment attributes.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Baa            Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be
                                               unreliable over any great length of time.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Ba             More uncertain with speculative elements. Protective of interest and principal payments not well safeguarded in good and bad times.
------------------------------- -------------- -------------------------------------------------------------------------------
                                B              Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Ca             Speculative in high degree; could be in default or have other marked shortcomings.
------------------------------- -------------- -------------------------------------------------------------------------------
                                C              Lowest rated. Extremely poor prospects of ever attaining investment standing.
------------------------------- -------------- -------------------------------------------------------------------------------

------------------------------- -------------- -------------------------------------------------------------------------------
STANDARD & POOR'S               AAA            Highest rating; extremely strong capacity to pay principal and interest.
------------------------------- -------------- -------------------------------------------------------------------------------
                                AA             High quality; very strong capacity to pay principal and interest.
------------------------------- -------------- -------------------------------------------------------------------------------
                                A              Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BBB            Adequate capacity to pay principal and interest; normally
                                               exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead
                                               to weakened capacity to pay principal and interest than for higher-rated bonds.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BB, B,         Predominantly speculative with respect to the issuer's capacity to meet
                                CCC, CC        required  interest and principal  payments.  BB-lowest degree of speculation;
                                               CC-the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
------------------------------- -------------- -------------------------------------------------------------------------------
                                D              In default.
------------------------------- -------------- -------------------------------------------------------------------------------

------------------------------- -------------- -------------------------------------------------------------------------------
FITCH IBCA, INC.                AAA            Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
------------------------------- -------------- -------------------------------------------------------------------------------
                                AA             Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
------------------------------- -------------- -------------------------------------------------------------------------------
                                A              High quality; obligor's ability to pay interest and repay
                                               principal is considered to be strong, but may be more
                                               vulnerable to adverse changes in economic conditions and
                                               circumstances than higher-rated bonds.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BBB            Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to
                                               adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BB,            Not investment grade; predominantly speculative with respect to the issuer's
                                CCC,           capacity to repay interest and repay principal in accordance
                                CC, C          with the terms of the obligation for bond issues not in default.
                                               BB is the least speculative. C is the most speculative.
------------------------------- -------------- -------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
------------------------------------------------------------------------------------------------------------------------------
MOODY'S                                  S&P                                    FITCH
---------------- ----------------------- --------- ---------------------------- ---------- -----------------------------------
P-1              Superior quality        A-1+      Extremely strong quality     F-1+       Exceptionally strong quality
P-2              Strong quality          A-1       Strong quality               F-1        Very strong quality
P-3              Acceptable quality      --------- ---------------------------- ---------- -----------------------------------
                                         A-2       Satisfactory quality         F-2        Good credit quality
                                         A-3       Adequate quality             F-3        Fair quality
                                         B         Speculative quality          F-S        Weak credit quality
                                         C         Doubtful quality
---------------- ----------------------- --------- ---------------------------- ---------- -----------------------------------

------------------------------------------------------------------------------------------------------------------------------
STATE AND MUNICIPAL NOTES
------------------------------------------------------------------------------------------------------------------------------
MOODY'S                                  S&P                                    FITCH
---------------- ----------------------- --------- ---------------------------- ----------------------------------------------
MIG1/
VMIG1            Best quality            SP1+      Very strong quality          F-1+       Exceptionally strong quality
                                         SP1       Strong grade                 F-1        Very strong quality
---------------- ----------------------- --------- ---------------------------- F-2        Good credit quality
MIG2/                                    SP2       Satisfactory grade           F-3        Fair credit quality
VMIG2            High quality            SP3       Speculative grade            F-S        Weak credit quality
---------------- -----------------------
MIG3/
VMIG3            Favorable quality
---------------- ----------------------- -------------------------------------------------------------------------------------
MIG4/
VMIG4            Adequate quality
---------------- -----------------------
SG               Speculative quality
---------------- ----------------------- -------------------------------------------------------------------------------------

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.


         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

-------- -------------------------- ------ ------------------------ ---- -----------------------
A+       Highest                    B+     Average                  C    Lowest
-------- -------------------------- ------ ------------------------ ---- -----------------------
A        High                       B      Below Average            D    In Reorganization
-------- -------------------------- ------ ------------------------ ---- -----------------------
A-       Above Average              B-     Lower
-------- -------------------------- ------ ------------------------ ----------------------------

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.


         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK RATING
---------------------------------------------------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE,   Aaa        Considered to be a top-quality preferred stock.  This rating indicates good asset
INC.                                    protection and the least risk of dividend impairment within the universe of preferred stocks.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Aa         Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             A          Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Baa        Considered to be medium-grade, neither highly protected nor poorly secured.
                                        Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Ba         Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             B          Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Caa        Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Ca         Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             C          The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
---------------------------- ---------- -----------------------------------------------------------------------------------
STANDARD & POOR'S            AAA        Has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             AA         Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
---------------------------- ---------- -----------------------------------------------------------------------------------
                             A          Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             BBB        Regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             BB,B,      Regarded, on balance, as predominantly speculative with respect to
                             CCC        the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             CC         Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             C          A non-paying issue.
                             D          A non-paying issue with the issuer in default on debt instruments.
                             NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
---------------------------- ---------- -----------------------------------------------------------------------------------